SCUDDER
                                                                     INVESTMENTS


--------------------------------------------------------------------------------
EQUITY/GROWTH
--------------------------------------------------------------------------------

Scudder Large
Company Growth Fund









Semiannual Report
January 31, 2001

A fund seeking long-term growth of capital by investing at least 65% of its net assets in large U.S. companies (those with a market value of $1 billion or more).

Contents
--------------------------------------------------------------------------------

         4    Letter from the Fund's President

         6    Performance Update

         8    Portfolio Summary

        10    Portfolio Management Discussion

        15    Glossary of Investment Terms

        16    Investment Portfolio

        20    Financial Statements

        24    Financial Highlights

        26    Notes to Financial Statements

        35    Officers and Trustees

        36    Investment Products and Services

        38    Account Management Resources

Scudder Large Company Growth Fund

--------------------------------------------------------------------------------
Class AARP                     ticker symbol SLGRX             fund number 160

Class S                        ticker symbol SCQGX             fund number 060
--------------------------------------------------------------------------------

Date of Inception:    o  Large company growth stocks, as a group, declined
5/15/91                  sharply during the past six months. The combination of a
                         weakening economy and slowing profit growth-- particularly
Total Net Assets as      in the technology sector -- proved harmful for an asset
of 1/31/01 --            class where valuations were already rich by historical standards.

Class AARP:           o  Using a disciplined, research-driven investment
$11 million              strategy, fund management continues to look for companies
                         with superior earnings characteristics, excellent
Class S:                 franchises, and strong management teams. Although this
$1,213 million           approach has not yielded the desired results during the
                         reporting period, a focus on earnings and fundamentals tends to pay off in the long run.

Letter from the Fund's President
--------------------------------------------------------------------------------

Dear Shareholders,

Although less than a year has passed since the spectacular run-up in growth stocks, the heady days of early 2000 now seem to be a distant memory. In the months since the explosive rally in growth stocks reached its peak, the asset class has fallen upon hard times. The sharp decline has not been reserved just for Internet companies, however. Even some of the largest, most well-known growth stocks have been caught in the downdraft.

The slump in the growth area was reflected in the share price performance of Scudder Large Company Growth Fund's Class S shares, which fell 18.61% during the past six months. A decline of this size may be particularly unsettling for the shareholders of a large-cap growth fund, given that the asset class has performed so well over such a long period of time. Despite this setback, we remain confident that growth stocks will remain a critical component of a well-rounded portfolio. Although the asset class is very volatile and prone to sharp downturns, it offers the opportunity to invest in established companies with the potential to produce powerful earnings growth over time.

It is these types of stocks that the fund's portfolio management team strives to uncover. Utilizing the fundamental research capabilities afforded by Scudder's large team of equity analysts, management looks for companies with excellent franchises, superior fundamentals, and sustainable, above-average earnings growth. While the stocks of companies like these may not always produce the type of performance that they did during the late 1990s, we remain confident that they will reward long-term shareholders who are willing to accept the inevitable volatility.

Thank you for your continued investment in Scudder Large Company Growth Fund. For current information on the fund or your account, visit us on the Web. There you'll find a wealth of information, including fund performance, the most recent news on Scudder products and services, and the opportunity to perform account transactions. You can also speak with one of our representatives by calling us toll-free.

Sincerely,

/s/Lin Coughlin

Linda C. Coughlin
President
Scudder Large Company Growth Fund

Performance Update
--------------------------------------------------------------------------------
                                                                January 31, 2001

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

                Scudder Large Company      Russell 1000
               Growth Fund -- Class S     Growth Index*

                       23.33                 12.33
                       10.00                  6.37
                        3.13                  6.50
                       -1.85                  2.48
                       34.14                 38.82
                       22.15                 27.48
                       26.03                 25.58
                       38.83                 42.58
                       22.76                 19.86
                      -15.11                -12.98


                         Yearly periods ended January 31

--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                        Total Return
                               Growth of                            Average
Period ended 1/31/2001          $10,000             Cumulative       Annual
--------------------------------------------------------------------------------
Scudder Large Company Growth Fund -- Class S
--------------------------------------------------------------------------------
1 year                         $   8,489              -15.11%       -15.11%
--------------------------------------------------------------------------------
5 year                         $  22,271              122.71%        17.37%
--------------------------------------------------------------------------------
Life of Fund**                 $  41,026              310.26%        15.64%
--------------------------------------------------------------------------------
Russell 1000 Growth Index*
--------------------------------------------------------------------------------
1 year                         $   8,702              -12.98%       -12.98%
--------------------------------------------------------------------------------
5 year                         $  23,807              138.07%        18.92%
--------------------------------------------------------------------------------
Life of Fund**                 $  43,102              331.02%        16.29%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE ILLUSTRATING THE SCUDDER LARGE COMPANY GROWTH FUND -- CLASS S TOTAL RETURN (%) AND RUSSELL 1000 GROWTH INDEX* TOTAL RETURN (%)

BAR CHART DATA:

                                   Yearly periods ended January 31

               1992** 1993   1994   1995   1996   1997  1998   1999   2000   2001
------------------------------------------------------------------------------------
Fund Total
Return (%)      23.33 10.00   3.13  -1.85  34.14  22.15 26.03  38.83  22.76 -15.11
------------------------------------------------------------------------------------
Index Total
Return (%)      12.33  6.37   6.50   2.48  38.82  27.48 25.58  42.58  19.86 -12.98
------------------------------------------------------------------------------------
Net Asset
Value ($)       14.75 16.20  16.39  14.82  19.11  21.47 25.54  33.65  40.71  33.53
------------------------------------------------------------------------------------
Income
Dividends ($)     .03   .03    .08    .15    .14     --    --     --     --     --
------------------------------------------------------------------------------------
Capital Gains
Distributions
($)               .02    --    .24   1.09    .60   1.77  1.46   1.71    .59   1.03
------------------------------------------------------------------------------------

* The Russell 1000 Growth Index consists of those stocks in the Russell 1000 Index that have greater-than-average growth orientation. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

** The Fund commenced operations on May 15, 1991. Index comparisons begin May 31, 1991.

     On October 2, 2000, Scudder Shares of the Fund were redesignated as Class
     S. In addition, the Fund commenced offering Class AARP. The total return information provided is for the Fund's Class S shares.

     On March 1, 1997, the Fund adopted its current name. Prior to that date, the Fund was known as Scudder Quality Growth Fund. All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Advisor had not maintained the Fund's expenses, the total returns for the life of Fund would have been lower.

Portfolio Summary
--------------------------------------------------------------------------------
                                                                January 31, 2001

--------------------------------------------------------------------------------
Asset Allocation
--------------------------------------------------------------------------------

                                                           As always, management
                                                            strives to remain as
                                                          close to 100% invested
                                                        in equities as possible.

A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

    Common Stock                95%
    Cash Equivalents             5%
------------------------------------
                               100%
------------------------------------


--------------------------------------------------------------------------------
Sectors
--------------------------------------------------------------------------------
(Excludes 5% Cash Equivalents)

                                                       The fund's large position
                                                  in technology was a key factor
                                                     in its share price decline.
                                                        However, performance was
                                                         helped by the fact that
                                                                     the fund is
                                                            underweighted in the
                                                         sector in comparison to
                                                              its benchmark, the
                                                             Russell 1000 Growth
                                                                          Index.

A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

    Technology                  38%
    Health                      21%
    Consumer Discretionary       7%
    Communications               7%
    Consumer Staples             7%
    Media                        5%
    Manufacturing                5%
    Financial                    4%
    Service Industries           3%
    Energy                       2%
    Other                        1%
------------------------------------
                               100%
------------------------------------

--------------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------------
(34% of Portfolio)

                                                            Top holdings reflect
                                                          management's continued
                                                           focus on companies it
                                                             believes will offer
                                                                strong, reliable
                                                            earnings growth over
                                                                           time.

  1.     Pfizer, Inc.
         Manufacturer of prescription pharmaceutical and non-prescription self-medications

  2.     Cisco Systems, Inc.
         Manufacturer of computer network products

  3.     General Electric Co.
         Producer of electrical equipment

  4.     Microsoft Corp.
         Developer of computer software

  5.     AOL Time Warner, Inc.
         Provider of entertainment, news and Internet brands across converging forms of media

  6.     EMC Corp.
         Provider of enterprise storage systems, software, networks and services

  7.     Wal-Mart Stores, Inc.
         Operator of discount stores

  8.     Applied Materials, Inc.
         Producer of reactors used to manufacture thin film

  9.     Merck & Co., Inc.
         Manufacturer of pharmaceutical products

 10.     Baxter International, Inc.
         Manufacturer and distributor of hospital and laboratory products and services




For more complete details about the Fund's investment portfolio, see page 16. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                                January 31, 2001

In the following interview, Lead Portfolio Manager Valerie Malter discusses the recent market environment and the investment strategy of Scudder Large Company Growth Fund during the six-month period ended January 31, 2001.

Q: Despite a rally in January, the market environment has been very difficult for growth stocks in the last six months. What's your take on recent events?

A: Since the Nasdaq hit its peak in March, investors who came to expect double-digit stock market returns year after year have been provided with a healthy dose of reality. Led by technology issues, growth stocks have fallen precipitously since that time. During the past six months alone, the Nasdaq index -- which carries a heavy weighting in techs -- fell an astounding 26.32%. It appears that a major reversal in market leadership has occurred following two consecutive years of unequaled dominance by growth stocks in relation to value shares. Beginning in March of 2000, value stocks came back to life when market psychology turned against the highly valued tech sector. During the fourth calendar quarter, the continued plunge in techs allowed value shares to further extend their sizeable performance advantage over growth. For the six-month reporting period, both large- and small-cap value stocks outperformed their growth counterparts, at the same time as small-cap growth outperformed large-cap growth. This combination created a very difficult environment for the fund.

A number of factors contributed to the downward pressure on stocks in this time, including worries about a nascent economic slowdown, the difficulties surrounding the presidential election, a downturn in corporate capital spending, and slowing profit growth (particularly among technology companies). These fears were exacerbated by a steady flow of disappointing earnings announcements, which shed light on the slowing sales for tech firms -- particularly those in the telecommunications equipment and wireless handset sectors. With valuations already very rich among high-growth companies, the downturn in the economy took an additional toll on an asset class where investor sentiment was already under pressure.

Q: How did the fund respond to this challenging backdrop?

A: The Class S shares did not perform well, producing a total return of -18.61% for the six-month period ended January 31. In comparison, its unmanaged benchmark -- the Russell 1000 Growth Index -- returned -16.97% over the same interval. The fund also underperformed in relation to its peer group, finishing below the median return of funds in the Large-Cap Growth category, according to Lipper, Inc. Our recent underperformance has also caused the fund's three- and five-year returns to fall below the category median.

While we are clearly not pleased with the fund's relative performance, our long-term goal is to beat the benchmark and achieve top quartile returns in relation to the peer group. We feel that the best way to do this is to maintain our focus on companies with the strongest earnings growth. Rather than focusing on trends in the economy and financial markets, we look for trends at individual companies. We want to know if a company will be able to sustain strong earnings growth, irrespective of any shorter-term factors that are moving its stock price. In addition, we look for companies with strong brand franchises and skilled management teams. By emphasizing fundamentals in this way, we strive to own the stocks that have the ability to produce superior performance in both bull and bear markets. While there will be times when this approach doesn't produce market-beating returns, we believe that a focus on the companies with the strongest fundamentals will pay off in the long run.

Q: Why did the fund underperform?

A: One of the primary causes for the fund's underperformance was its poor showing in January, during which it underperformed the benchmark by 5.64%. January proved exceptionally difficult because companies experiencing positive earnings revisions (i.e., those where analysts' consensus earnings estimates were rising) fell because their valuations were generally viewed as being too rich. (Strong earnings and high valuations usually go hand in hand.) Since these are the types of companies we tend to hold in the fund, it was not positioned to benefit from the market's substantial January rally. At the same time, stocks of companies suffering from negative earnings revisions (i.e., those where analysts' consensus earnings estimates were falling) performed well as their low valuations attracted investors.

While the latter group rose sharply in January, it is those with improving estimates that tend to outperform over time. Since we take a long-term approach in managing the fund -- and believe that chasing short-term trends is next to impossible -- we will continue to focus on companies with positive earnings revisions. In general, our disciplined investment process tends to have more of an impact on the fund's performance in the long-term than it does over a shorter-term period. In fact, the market environment improved for our investment style in February (after the close of the reporting period), and the fund's relative performance strengthened.

Q: What are some specific positions that detracted from performance?

A: The fund's position in technology stocks has been the most important factor in its decline, even though it holds an underweight position in the sector compared to the benchmark. Among the worst performers were Cisco Systems, Intel, Aether Systems, Applied Materials, and Network Appliances. The tech sector has been a difficult place to invest since so many companies possess weak fundamentals, but as growth managers, we need to stay exposed to the sector. To reconcile this, we have focused on the companies that we believe are the best positioned to emerge from an economic slowdown relatively unscathed. This is why our focus on fundamental research is so important -- because it allows us to tell the difference between companies whose earnings outlook is deteriorating because of the economy, and those that are falling short of expectations due to poor management, bad execution, or declining market share.

Q: With technology doing so poorly, why stay invested in the sector at all?

A: At all times, we strive to construct a portfolio of the best growth stocks available no matter which sectors of the market happen to be in favor. In an environment as volatile as the one we've experienced in the last six months, it's essential not to be swayed by short-term trends. This is why we employ an investment strategy that seeks to manage risk by keeping the fund's sector weightings roughly comparable to those of the benchmark. That way, the fund is positioned to capture gains when sectors stage rapid comebacks. If a company still offers good fundamentals, we aren't going to sell it solely on the basis of a price decline. Long-term, it pays to stick to your discipline and avoid the temptation to change your approach. This is especially true when the market has already experienced a deep correction.

Q: How is the fund positioned at present?

A: We have maintained underweight positions in both the communications and technology sectors, but we continue to own high-growth stocks that we believe should benefit if the sectors stage a rally. The fund holds a slightly overweight position in the consumer sector, and, as always, we are focusing on those companies where we have confidence in the near- and long-term fundamentals. Top holdings in this area are currently Colgate-Palmolive and PepsiCo. The fund is also maintaining an overweighting in health care, where we believe that the strong fundamental position of many companies -- which includes impressive product pipelines and capable management teams -- will lead to good earnings growth going forward. Our top three holdings in health care are Pfizer, Merck, and Baxter International.

Q: What is your outlook for the rest of 2001?

A: We are looking forward to an improved investment environment as the year progresses. Although daily volatility is likely to remain high, we feel that fundamentals will ultimately carry the day. Despite the challenges that have emerged in the past eight months, we will continue to do what we have always done, which is to invest only in the companies that we believe can deliver earnings on or ahead of expectations. We believe that our disciplined approach to investing, along with our risk management measures, will lead to superior long-term investment results for the fund.

Glossary of Investment Terms
--------------------------------------------------------------------------------

    Consumer Staples  Products purchased by consumers on a regular basis, such as food, beverages, alcohol, and tobacco. In the aggregate, sales of consumer staples tend to be steady and less sensitive to economic fluctuations.

     Diversification  The spreading of risk by investing in several asset categories, industry sectors, or individual securities. An investor with a broadly diversified portfolio will likely receive some protection from the price declines of an individual asset class.

Fundamental Research  Analysis of companies based on the projected impact of management, products, sales, and earnings on their balance sheets and income statements. Distinct from technical analysis, which evaluates the attractiveness of a stock based on historical price and trading volume movements, rather than the financial results of the underlying company.

        Growth Stock  Stock of a company that has displayed above-average earnings growth and is expected to continue to increase profits faster than the overall market. Stocks of such companies usually trade at higher valuations and experience more price volatility than the market as a whole. Distinct from value stock.

  Momentum Investing  The practice of investing in the market's top performing stocks in order to capture additional upward movements in their prices.

           Weighting Refers to the allocation of assets-- usually in terms of (over/under) sectors, industries, or countries-- within a portfolio relative to the portfolio's benchmark index or investment universe.


(Sources: Zurich Scudder Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

Investment Portfolio                          as of January 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                     Principal
                                                    Amount ($)     Value ($)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Repurchase Agreements 2.7%
--------------------------------------------------------------------------------

 State Street Bank and Trust Company, 5.63%,
    to be repurchased at $35,724,587 on                        ----------
    2/1/2001** (Cost $35,719,000) .......         35,719,000   35,719,000
                                                               ----------

--------------------------------------------------------------------------------
U.S. Government Agency Obligations 2.7%
--------------------------------------------------------------------------------

 Federal Home Loan Bank, 5.7%***,                              ----------
     2/1/2001 (Cost $35,000,000) ........         35,000,000   35,000,000
                                                               ----------

                                                   Shares
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Common Stocks 94.6%
--------------------------------------------------------------------------------

 Consumer Discretionary 7.2%
 Department & Chain Stores
 Home Depot, Inc. .......................            684,275   32,982,055
 Kohl's Corp.* ..........................            345,050   24,498,550
 Wal-Mart Stores, Inc. ..................            643,000   36,522,400
                                                               ----------
                                                               94,003,005
                                                               ----------
 Consumer Staples 6.3%
 Food & Beverage 4.5%
 Coca-Cola Co. ..........................            254,700   14,772,600
 Heineken NV ............................            285,000   16,291,708
 PepsiCo, Inc. ..........................            624,440   27,519,071
                                                               ----------
                                                               58,583,379
                                                               ----------
 Package Goods/Cosmetics 1.8%
 Colgate-Palmolive Co. ..................            395,650   23,770,652
                                                               ----------

 Health 19.7%
 Biotechnology 1.7%
 Genentech, Inc.* .......................            384,500   22,781,625
                                                               ----------

 Hospital Management 2.1%
 HCA-The Heathcare Co. ..................            326,900   12,229,329
 UnitedHealth Group, Inc. ...............            276,400   15,591,724
                                                               ----------
                                                               27,821,053
                                                               ----------
 Medical Supply & Specialty 4.1%
 Baxter International, Inc. .............            389,200   34,202,896


    The accompanying notes are an integral part of the financial statements.

                                           Shares       Value ($)
--------------------------------------------------------------------------------

 Medtronic, Inc. ..................       356,438    19,247,652
                                                    -----------
                                                     53,450,548
                                                    -----------
 Pharmaceuticals 11.8%
 ALZA Corp.* ......................       314,200    13,007,880
 Allergan, Inc. ...................       248,600    20,323,050
 Eli Lilly and Co. ................       295,100    23,253,880
 Merck & Co., Inc. ................       419,150    34,445,747
 Pfizer, Inc. .....................     1,392,737    62,882,076
                                                    -----------
                                                    153,912,633
                                                    -----------
 Communications 6.2%
 Cellular Telephone 4.5%
 American Tower Corp. "A"* ........       404,750    14,651,950
 Nokia Oyj (ADR) ..................       594,600    20,424,510
 Vodafone Group plc (ADR) .........       687,734    24,050,058
                                                    -----------
                                                     59,126,518
                                                    -----------
 Telephone/Communications 1.7%
 Nortel Networks Corp. ............       579,700    22,161,931
                                                    -----------

 Financial 4.3%
 Banks 1.0%
 State Street Corp. ...............       121,000    13,664,530
                                                    -----------

 Insurance 1.9%
 American International Group, Inc.       287,637    24,454,895
                                                    -----------

 Consumer Finance 1.4%
 American Express Co. .............       378,400    17,822,640
                                                    -----------

 Media 4.8%
 Advertising 1.3%
 Omnicom Group, Inc. ..............       191,850    17,515,905
                                                    -----------

 Broadcasting & Entertainment 3.5%
 Clear Channel Communications, Inc.       433,100    28,242,451
 Viacom, Inc. "B"* ................       323,650    17,865,480
                                                    -----------
                                                     46,107,931
                                                    -----------
 Service Industries 2.6%
 EDP Services 1.5%
 Electronic Data Systems Corp. ....       364,500    20,284,425
                                                    -----------

    The accompanying notes are an integral part of the financial statements.

                                              Shares       Value ($)
--------------------------------------------------------------------------------

 Investment 1.1%
 Charles Schwab Corp. .................       529,075    13,972,871
                                                        -----------

 Durables 1.1%
 Aerospace
 United Technologies Corp. ............       186,200    13,961,276
                                                        -----------

 Manufacturing 4.6%
 Diversified Manufacturing
 General Electric Co. .................     1,319,550    60,699,300
                                                        -----------

 Technology 36.1%
 Computer Software 13.4%
 AOL Time Warner, Inc.* ...............       765,350    40,226,796
 BEA Systems, Inc.* ...................       262,800    17,328,375
 Brocade Communications Systems, Inc.*        218,400    19,724,250
 Check Point Software Technologies Ltd.       128,600    19,611,500
 i2 Technologies, Inc.* ...............       361,500    18,300,938
 Microsoft Corp.* .....................       741,350    45,268,684
 Oracle Corp.* ........................       543,160    15,819,535
                                                        -----------
                                                        176,280,078
                                                        -----------
 EDP Peripherals 5.2%
 EMC Corp.* ...........................       484,540    36,820,195
 Network Appliance, Inc.* .............       319,600    17,138,550
 VERITAS Software Corp.* ..............       144,400    13,699,950
                                                        -----------
                                                        67,658,695
                                                        -----------
 Electronic Components/Distributors 6.8%
 Altera Corp.* ........................       431,600    13,055,900
 Cisco Systems, Inc.* .................     1,651,790    61,838,888
 Juniper Networks, Inc.* ..............       132,020    14,084,884
                                                        -----------
                                                         88,979,672
                                                        -----------
 Electronic Data Processing 2.6%
 Sun Microsystems, Inc.* ..............     1,111,180    33,960,439

 Semiconductors 8.1%
 Applied Materials, Inc.* .............       686,980    34,563,681
 Intel Corp. ..........................       579,860    21,454,820
 Linear Technology Corp. ..............       508,660    31,854,833
 Vitesse Semiconductor Corp.* .........       262,380    18,645,379
                                                        -----------
                                                        106,518,713
                                                        -----------

    The accompanying notes are an integral part of the financial statements.

                                                         Shares       Value ($)
--------------------------------------------------------------------------------

Energy 1.7%
Oilfield Services/Equipment
Schlumberger Ltd. .........                               296,850    22,798,080
                                                                    -----------

--------------------------------------------------------------------------------
Total Common Stocks (Cost $994,333,587)                           1,240,290,794
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0%
   (Cost $1,065,052,587) (a)                                      1,311,009,794
--------------------------------------------------------------------------------

*    Non-income producing security.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

***  Annualized yield at time of purchase; not a coupon rate.

(a) The cost for federal income tax purposes was $1,066,768,727. At January 31, 2001, net unrealized appreciation for all securities based on tax cost was $244,241,067. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $296,198,879 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $51,957,812.


    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of January 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

Assets
--------------------------------------------------------------------------------
Investments in securities, at value (cost $1,065,052,587)   $ 1,311,009,794
Cash ....................................................               993
Dividends receivable ....................................           175,750
Interest receivable .....................................             5,587
Receivable for Fund shares sold .........................         1,399,076
                                                            ---------------
Total assets ............................................     1,312,591,200

Liabilities
--------------------------------------------------------------------------------
Payable for Fund shares redeemed ........................         8,937,822
Accrued management fee ..................................           728,962
Other accrued expenses and payables .....................           459,967
                                                            ---------------
Total liabilities .......................................        10,126,751
--------------------------------------------------------------------------------
Net assets, at value                                        $ 1,302,464,449
--------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------
Net assets consist of:
Accumulated net investment loss .........................        (2,598,125)
Net unrealized appreciation (depreciation) on investments       245,957,207
Accumulated net realized gain (loss) ....................       (76,202,715)
Paid-in capital .........................................     1,135,308,082
--------------------------------------------------------------------------------
Net assets, at value                                        $ 1,302,464,449
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (continued)
--------------------------------------------------------------------------------

Net Asset Value
--------------------------------------------------------------------------------

Class AARP
Net Asset Value, offering and redemption price per share
   ($11,346,530 / 338,345 outstanding shares of beneficial
   interest, $.01 par value, unlimited number                       ------------
   of shares authorized) .........................................   $   33.54
                                                                    ------------

Class S
Net Asset Value, offering and redemption price per share
   ($1,212,969,431 / 36,173,465 outstanding shares of beneficial
   interest, $.01 par value, unlimited number                       ------------
   of shares authorized) .........................................   $   33.53
                                                                    ------------

Class A
Net Asset Value and redemption price per share
   ($77,982,838 / 2,332,938 outstanding shares of beneficial
   interest, $.01 par value, unlimited number                       ------------
   of shares authorized) .........................................   $   33.43
                                                                    ------------

                                                                    ------------
Maximum offering price per share (100 / 94.25 of $33.43) .........   $   35.47
                                                                    ------------

Class B

Net Asset Value, offering and redemption price
   (subject to contingent deferred sales charge) per share
   ($148,968 / 4,459 outstanding shares of beneficial interest,     ------------
   $.01 par value, unlimited number of shares authorized) ........   $   33.41
                                                                    ------------

Class C

Net Asset Value, offering and redemption price
  (subject to contingent deferred sales charge) per share
  ($15,669 / 469 outstanding shares of beneficial interest,         ------------
  $.01 par value, unlimited number of shares authorized) .........   $   33.41
                                                                    ------------

Class I

Net Asset Value, offering and redemption price
  per share ($1,013 / 30.293 outstanding shares of beneficial       ------------
  interest, $.01 par value, unlimited number of shares authorized)   $   33.44
                                                                    ------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statement of Operations for the six months ended January 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------

Income:
Dividends (net of foreign taxes withheld of $7,798) ...........   $   2,983,456
Interest ......................................................       2,507,798
                                                                  -------------
Total Income ..................................................       5,491,254
                                                                  -------------
Expenses:
Management fee ................................................       5,067,769
Services to shareholders ......................................       1,473,234
Administrative fee ............................................       1,182,657
Custodian and accounting fees .................................          37,943
Administrative services fees ..................................          89,539
Distribution services fee .....................................              42
Auditing ......................................................          16,785
Legal .........................................................          26,178
Trustees' fees and expenses ...................................          12,547
Reports to shareholders .......................................          87,796
Registration fees .............................................          52,890
Other .........................................................          47,883
                                                                  -------------
Total expenses, before expense reductions .....................       8,095,263
Expense reductions ............................................          (5,884)
                                                                  -------------
Total expenses, after expense reductions ......................       8,089,379
--------------------------------------------------------------------------------
Net investment income (loss)                                         (2,598,125)
--------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------
Net realized gain (loss) from investments:
Investments ...................................................     (73,802,401)
Foreign currency related transactions .........................           3,905
                                                                  -------------
                                                                    (73,798,496)
                                                                  -------------
Net unrealized appreciation (depreciation) during the period on
   investments                                                     (219,649,174)
--------------------------------------------------------------------------------
Net gain (loss) on investment transactions                         (293,447,670)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations   $(296,045,795)
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

----------------------------------------------------------------------------------------
Statements of Changes in Net Assets
----------------------------------------------------------------------------------------

                                                         Six Months
                                                           Ended
                                                         January 31,         Year Ended
Increase (Decrease) in Net Assets                     2001 (Unaudited)     July 31, 2000
----------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ......................   $    (2,598,125)   $    (6,370,248)
Net realized gain (loss) on investment
   transactions ...................................       (73,798,496)        40,290,549
Net unrealized appreciation (depreciation) on
   investment transactions during the period ......      (219,649,174)       226,687,163
                                                      ---------------    ---------------
Net increase (decrease) in net assets resulting
   from operations ................................      (296,045,795)       260,607,464
                                                      ---------------    ---------------
Distributions to shareholders from:
Net realized gains:
  Class AARP ......................................          (288,894)              --
                                                      ---------------    ---------------
  Class S .........................................       (36,706,149)       (15,765,593)
                                                      ---------------    ---------------
  Class A .........................................        (2,084,447)          (293,269)
                                                      ---------------    ---------------
Fund share transactions:
Proceeds from shares sold .........................       356,120,425        829,542,987
Reinvestment of distributions .....................        35,602,475         15,736,257
Cost of shares redeemed ...........................      (227,422,333)      (445,853,126)
                                                      ---------------    ---------------
Net increase (decrease) in net assets from Fund ...       164,300,567        399,426,118
   share transactions
                                                      ---------------    ---------------
Increase (decrease) in net assets .................      (170,824,718)       643,974,720
Net assets at beginning of period .................     1,473,289,167        829,314,447
Net assets at end of period (including accumulated
   net investment loss of $2,598,125 at               ---------------    ---------------
   January 31, 2001)                                   $1,302,464,449     $1,473,289,167
                                                      ---------------    ---------------

    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

Class AARP

------------------------------------------------------------------------------------
                                                                           2001(a)
------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $40.17
                                                                          ----------
------------------------------------------------------------------------------------
Income (loss) from investment operations:
------------------------------------------------------------------------------------
  Net investment income (loss) (b)                                          (.04)
------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions       (5.56)
                                                                          ----------
------------------------------------------------------------------------------------
  Total from investment operations (5.60) Less distributions from:
------------------------------------------------------------------------------------
  Net realized gains on investment transactions                            (1.03)
------------------------------------------------------------------------------------
Net asset value, end of period                                            $33.54
                                                                          ----------
------------------------------------------------------------------------------------
Total Return (%)                                                          (13.96)**
------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        11
------------------------------------------------------------------------------------
Ratio of expenses (%)                                                       1.00*
------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   (.23)*
------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   75*
------------------------------------------------------------------------------------

(a) For the period from October 2, 2000 (commencement of sales of Class AARP) to January 31, 2001 (Unaudited).

(b)  Based on monthly average shares outstanding during the period.

*    Annualized

**   Not annualized

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Class S (a)

----------------------------------------------------------------------------------------
                                   2001(c)     2000(d) 1999(e)  1998(f) 1997(f)  1996(f)
----------------------------------------------------------------------------------------
Net asset value, beginning of
period                             $42.46      $33.35   $28.17  $25.10   $21.19  $18.44
                                   -----------------------------------------------------
----------------------------------------------------------------------------------------
Income (loss) from investment operations:
----------------------------------------------------------------------------------------
  Net investment income (loss) (b)   (.07)       (.21)    (.11)   (.02)    (.01)    .08
----------------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investment
  transactions                      (7.83)       9.91     7.00    4.55     5.69    3.41
                                   -----------------------------------------------------
----------------------------------------------------------------------------------------
  Total from investment operations  (7.90)       9.70     6.89    4.53     5.68    3.49
----------------------------------------------------------------------------------------
Less distributions from:
----------------------------------------------------------------------------------------
  Net investment income                --          --       --      --       --    (.14)
----------------------------------------------------------------------------------------
  Net realized gains on
  investment transactions           (1.03)       (.59)   (1.71)  (1.46)   (1.77)   (.60)
                                  ------------------------------------------------------
----------------------------------------------------------------------------------------
  Total distributions               (1.03)       (.59)   (1.71)  (1.46)   (1.77)   (.74)
----------------------------------------------------------------------------------------
Net asset value, end of period     $33.53      $42.46   $33.35  $28.17   $25.10  $21.19
                                  ------------------------------------------------------
----------------------------------------------------------------------------------------
Total Return (%)                   (18.61)**    29.15    24.83** 18.86    28.84   19.49
---------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
----------------------------------------------------------------------------------------
Net assets, end of period
($ millions)                        1,213       1,415      829     502      288     221
----------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                       1.12(h)*    1.21(g)   1.23*  1.19     1.21    1.07
----------------------------------------------------------------------------------------
Ratio of expenses after
expense reductions (%)               1.12(h)*    1.21(g)   1.23*  1.19     1.21    1.07
----------------------------------------------------------------------------------------
Ratio of net investment
income (loss) (%)                    (.36)       (.53)    (.46)*  (.06)    (.05)    .41
----------------------------------------------------------------------------------------
Portfolio turnover rate (%)            75*         56       63*     54       68      69
----------------------------------------------------------------------------------------

(a)  On October 2, 2000, existing shares of the Fund were redesignated as Class
     S.

(b)  Based on monthly average shares outstanding during the period.

(c)  For the six months ended January 31, 2001 (Unaudited).

(d)  For the year ended July 31, 2000.

(e) For the nine months ended July 31, 1999. On August 10, 1998, the Fund changed the fiscal year end from October 31 to July 31.

(f)  For the year ended October 31.

(g) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.17% and 1.17%, respectively (see Notes to Financial Statements).

(h) The ratios of operating expenses include a one-time reduction in reorganization expenses. The ratios before and after the expense reductions were 1.13% and 1.13%, respectively (see Notes to Financial Statements).

*    Annualized

**   Not annualized

Notes to Financial Statements                                        (Unaudited)
--------------------------------------------------------------------------------

A. Significant Accounting Policies

Scudder Large Company Growth Fund (the "Fund") is a diversified series of the Investment Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and is organized as a Massachusetts business trust.

Beginning August 2, 1999, the Fund offers multiple classes of shares. Existing shares of the Fund were redesignated as Scudder Shares and the Fund commenced offering Class R Shares. On October 2, 2000 the Fund commenced offering Class AARP and Scudder Shares were redesignated as Class S. On December 29, 2000 the Fund commenced offering Classes B, C and I shares. In addition, on December 29, 2000, Class R Shares were redesignated as Class A. The six classes of shares provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Shares of Class AARP are especially designed for members of Class AARP and are not subject to initial or contingent deferred sales charges. Class S shares are not subject to initial or contingent deferred sales charges. After December 29, 2000, Class S shares are generally not available to new investors. Certain detailed information for the Class A, B, C and I shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services fees, administrative fee and certain other class-specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

For the six months ended January 31, 2001, purchases and sales of investment securities (excluding short-term investments) aggregated $595,150,087 and $503,573,532, respectively.

C. Related Parties

As described in Note G, Zurich Scudder Investments, Inc., (formerly Scudder Kemper Investments, Inc.), has initiated a restructuring program for most of its Scudder no-load open-end funds. As part of this reorganization, the Fund adopted a new Investment Management Agreement and entered into an Administrative Agreement. Both of these agreements were effective October 2, 2000. The terms of the newly adopted and the pre-existing agreements are set out below.

Management Agreement. Under the Investment Management Agreement (the "Agreement") with Zurich Scudder Investments, Inc., ("ZSI" or the "Advisor"), ZSI directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. ZSI determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Agreement. The Fund has agreed to pay to ZSI a fee equal to an annual rate of 0.70% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

Effective October 2, 2000, the Fund, as approved by the Fund's Board of Trustees, adopted a new Investment Management Agreement (the "Management Agreement") with ZSI. The Management Agreement is identical to the pre-existing Agreement, except for the dates of execution and termination and fee rate. The management fee payable under the Management Agreement is equal to an annual rate of 0.70% of the first $1,500,000,000 of the Fund's average daily net assets, 0.65% of the next $500,000,000 of such net assets and 0.60% of such net assets in excess of $2,000,000,000, computed and accrued daily and payable monthly.

Accordingly, for the six months ended January 31, 2001, the fee pursuant to the Agreement and the Management Agreement aggregated $5,067,769, which was equivalent to an annualized effective rate of 0.70% of the Fund's average daily net assets.

Administrative Fee. Effective October 2, 2000, the Fund, as approved by the Fund's Board of Trustees, adopted an Administrative Agreement (the "Administrative Agreement") with ZSI. Under the Administrative Agreement, ZSI provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by ZSI under its Management Agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the "Administrative Fee"). The Administrative fee for Class AARP, Class S and Class A, for the period October 2, 2000 through January 31, 2001, was equal to an annualized effective rate of 0.30%, 0.30% and 0.30%, respectively, of average daily net assets, computed and accrued daily and payable monthly. The Administrative fee for Class B, Class C and Class I, for the period December 29, 2000 through January 31, 2001, was equal to an annualized effective rate of 0.375%, 0.35% and 0.10%, respectively, of average daily net assets, computed and accrued daily and payable monthly. As of the effective date of the Administrative Agreement, each service provider will continue to provide the services that it currently provides to the Fund (i.e., fund accounting, shareholder services, custody, audit and legal), under the current arrangements, except that ZSI will pay these entities for the provision of their services to the Fund and will pay most other Fund expenses, including insurance, registration, printing and postage fees. Certain expenses of the Fund will not be borne by ZSI under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the period October 2, 2000 through January 31, 2001, the Administrative Agreement expense charged to the Fund amounted to $1,365,752, of which $316,055 is unpaid at January 31, 2001. In addition, a one-time reduction of certain costs incurred in connection with reorganization amounting to $168,300 and $14,795 on Class S and Class A, respectively, is included in the Administrative fee on the Statement of Operations.

Services Fees. Kemper Service Company ("KSC"), an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund's Class R Shares. Prior to October 2, 2000, the amount charged to the Class R Shares of the Fund by KSC aggregated $42,333, all of which is paid at January 31, 2001. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, dividend-paying and shareholder service agent for Class S shares of the Fund. Prior to October 2, 2000, the amount charged to the Class S shares of the Fund by SSC aggregated $247,743, all of which is paid at January 31, 2001.

Scudder Trust Company ("STC"), a subsidiary of the Advisor, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. Prior to October 2, 2000, the amount charged to the Fund by STC aggregated $663,085, all of which is paid at January 31, 2001.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Advisor, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Prior to October 2, 2000, the amount charged to the Fund by SFAC aggregated $29,090, all of which is paid at January 31, 2001.

The Class S shares of the Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Advisor, the Portfolios, the Underlying Funds, SSC, SFAC, STC and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Class S shares of the Underlying Funds based on each Underlying Funds' proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to such Scudder class of the Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Class S shares of the Underlying Funds. Prior to October 2, 2000, the Special Servicing Agreement expense charged to the Fund amounted to $77,406.

Effective October 2, 2000, the above fees will be paid by the Advisor in accordance with the Administrative Agreement.

Distribution Service Agreement. In accordance with Rule 12b-1 under the 1940 Act, Kemper Distributors, Inc. ("KDI"), a subsidiary of the Advisor, receives a fee of 0.75% of average daily net assets of Classes B and C. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the period December 29, 2000 (commencement of operations) through January 31, 2001, the Distribution Fees are as follows:


                                                                 Unpaid at
                 Distribution Fee            Total Aggregated January 31, 2001
-------------------------------------------- ---------------- ----------------
Class B .................................    $           34   $           34
Class C .................................                 8                8
                                             $           42   $           42


Underwriting Agreement and Contingent Deferred Sales Charge. KDI is the principal underwriter for Classes A, B and C. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended January 31, 2001 aggregated $1,586, of which none was paid to other firms.

In addition, KDI receives any contingent deferred sales charge (CDSC) from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. Contingent deferred sales charges are based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the period December 29, 2000 (commencement of operations) to January 31, 2001, there were no CDSC for Class B and Class C.

Administrative Services Fees. Kemper Distributors, Inc. ("KDI"), an affiliate of the Advisor, provides information and administrative services to Classes A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for the class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of shareholder accounts the firms service. For the six months ended January 31, 2001, the Administrative Services Fees were as follows:

                                                               Unpaid at
Administrative Services Fees               Total Aggregated January 31, 2001
----------------------------------------------------------------------------
Class A ..............................        $ 89,525         $ 59,728
Class B ..............................              11               11
Class C ..............................               3                3
                                              $ 89,539         $ 59,742


Trustees' Fees and Expenses. The Trust pays each of its Trustees not affiliated with the Advisor an annual retainer plus specified amounts for attended board and committee meetings. For the six months ended January 31, 2001, Trustees' fees and expenses for the Trust aggregated $12,547.

Other Related Parties. AARP through its affiliates, monitors and approves the AARP Investment Program from ZSI. Effective October 2, 2000, the Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the six months ended January 31, 2001, the Fund's custodian fees were reduced by $5,288. Prior to October 2, 2000, transfer agent fees were reduced by $596.

Effective October 2, 2000, transfer agent credits will no longer be used to reduce Fund expenses.

E. Line of Credit

The Fund and several affiliated Funds (the "Participants") share in a $1 billion revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Capital Share Transactions

The following tables summarize the activity in capital shares of the Fund:

                                                            Six Months Ended
                                                            January 31, 2001
                                                    --------------------------------
                                                        Shares           Dollars
Shares sold
------------------------------------------------------------------------------------
    ...........................................
Class AARP* ...................................            572,702   $   21,546,408
Class S** .....................................          7,560,811      292,641,698
Class A*** ....................................          1,101,416       41,768,299
Class B**** ...................................              4,463          147,193
Class C**** ...................................                469           15,827
Class I**** ...................................                 30            1,000
                                                                     $  356,120,425
Shares issued to shareholders in reinvestment of distributions
------------------------------------------------------------------------------------
Class AARP* ...................................              8,204   $      274,910
Class S** .....................................            991,838       33,246,484
Class A*** ....................................             62,289        2,081,081
                                                                     $   35,602,475
Shares redeemed
------------------------------------------------------------------------------------
Class AARP* ...................................           (242,561)   $  (9,228,319)
Class S** .....................................         (5,716,287)    (210,664,978)
Class A*** ....................................           (194,818)      (7,528,885)
Class B**** ...................................                 (4)            (151)
Class C**** ...................................                 --               --
Class I**** ...................................                 --               --
                                                                      $(227,422,333)
Net increase (decrease)
------------------------------------------------------------------------------------
Class AARP* ...................................            338,345   $   12,592,999
Class S** .....................................          2,836,362      115,223,204
Class A*** ....................................            968,887       36,320,495
Class B**** ...................................              4,459          147,042
Class C**** ...................................                469           15,827
Class I**** ...................................                 30            1,000
                                                                     $  164,300,567

* For the period from October 2, 2000 (commencement of sales of Class AARP) to January 31, 2001.

**   On October 2, 2000, Scudder Shares of the Fund were redesignated as Class
     S.

***  On December 29, 2000, Class R Shares of the Fund were redesignated as Class
     A.

**** For the period from December 29, 2000 (commencement of sales of Class B,
     Class C and Class I) to January 31, 2001.

                                                               Year Ended
                                                             July 31, 2000
                                                    --------------------------------
                                                        Shares           Dollars
Shares sold
------------------------------------------------------------------------------------
Scudder Shares* ................................        18,548,987   $  752,070,116
Class R Shares** ...............................         1,945,668       77,472,871
                                                                     $  829,542,987
Shares issued to shareholders in reinvestment of distributions
------------------------------------------------------------------------------------
Scudder Shares* ................................           384,247   $   15,443,016
Class R Shares** ...............................             7,304          293,241
                                                                     $   15,736,257
Shares redeemed
------------------------------------------------------------------------------------
Scudder Shares* ................................       (10,459,812)   $(421,748,505)
Class R Shares** ...............................          (588,921)     (24,104,621)
                                                                      $(445,853,126)
Net increase (decrease)
------------------------------------------------------------------------------------
Scudder Shares* ................................         8,473,422   $  345,764,627
Class R Shares** ...............................         1,364,051       53,661,491
                                                                     $  399,426,118

*    On October 2, 1999, existing shares of the Fund were redesignated as Class
     S.

** For the period August 2, 1999 (commencement of sales of Class R Shares) to July 31, 2000.

G. Reorganization

In early 2000, ZSI initiated a restructuring program for most of its Scudder no-load open-end funds in response to changing industry conditions and investor needs. The program proposed to streamline the management and operations of most of the no-load open-end funds ZSI advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the creation of one Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative are being borne jointly by ZSI and certain of the affected funds.

Officers and Trustees



Linda C. Coughlin*

o     President and Trustee

Henry P. Becton, Jr.

o     Trustee; President, WGBH
      Educational Foundation

Dawn-Marie Driscoll

o     Trustee; President, Driscoll
      Associates; Executive Fellow, Center for
      Business Ethics, Bentley College

Edgar R. Fiedler

o     Trustee; Senior Fellow and
      Economic Counsellor, The
      Conference Board, Inc.

Keith R. Fox

o     Trustee; General Partner,
      The Exeter Group of Funds

Joan E. Spero

o     Trustee; President, The Doris
      Duke Charitable Foundation

Jean Gleason Stromberg

o     Trustee; Consultant

Jean C. Tempel

o     Trustee; Managing Director,
      First Light Capital, LLC

Steven Zaleznick

o     Trustee; President and
      Chief Executive Officer,
      AARP Services, Inc.

Thomas V. Bruns*

o     Vice President

James M. Eysenbach*

o     Vice President

William F. Gadsden*

o     Vice President

William F. Glavin*

o     Vice President

Valerie F. Malter*

o     Vice President

James E. Masur*

o     Vice President

Kathleen T. Millard*

o     Vice President

Howard S. Schneider*

o     Vice President

John Millette*

o     Vice President and Secretary

Kathryn L. Quirk*

o     Vice President and Assistant Secretary

John R. Hebble*

o     Treasurer

Brenda Lyons*

o     Assistant Treasurer

Caroline Pearson*

o     Assistant Secretary



*Zurich Scudder Investments, Inc.

Investment Products and Services
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Scudder Funds
--------------------------------------------------------------------------------

Money Market                                U.S. Growth
  Scudder U.S. Treasury Money Fund          Value
  Scudder Cash Investment Trust               Scudder Large Company Value Fund
  Scudder Money Market Series --              Scudder Value Fund
   Prime Reserve Shares                       Scudder Small Company Value Fund
   Premium Shares
   Managed Shares                           Growth
  Scudder Tax Free Money Fund                 Scudder Classic Growth Fund
                                              Scudder Capital Growth Fund
Tax Free                                      Scudder Large Company Growth Fund
  Scudder Medium Term Tax Free Fund           Scudder Select 1000 Growth Fund
  Scudder Managed Municipal Bonds             Scudder Development Fund
  Scudder High Yield Tax Free Fund            Scudder Small Company Stock Fund
  Scudder California Tax Free Fund            Scudder 21st Century Growth Fund
  Scudder Massachusetts Tax Free Fund
  Scudder New York Tax Free Fund            Global Equity
                                            Worldwide
U.S. Income                                   Scudder Global Fund
  Scudder Short Term Bond Fund                Scudder International Fund
  Scudder GNMA Fund                           Scudder Global Discovery Fund
  Scudder Income Fund                         Scudder Emerging Markets Growth Fund
  Scudder High Yield Bond Fund                Scudder Gold Fund

Global Income                               Regional
  Scudder Global Bond Fund                    Scudder Greater Europe Growth Fund
  Scudder Emerging Markets Income Fund        Scudder Pacific Opportunities Fund
                                              Scudder Latin America Fund
Asset Allocation                              The Japan Fund, Inc.
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Moderate Portfolio        Industry Sector Funds
  Scudder Pathway Growth Portfolio            Scudder Health Care Fund
                                              Scudder Technology Innovation Fund
U.S. Growth and Income
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund



                                       36

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

 Retirement Programs                        Education Accounts
   Traditional IRA                            Education IRA
   Roth IRA                                   UGMA/UTMA
   SEP-IRA                                    IRA for Minors
   Inherited IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities

--------------------------------------------------------------------------------
Closed-End Funds
--------------------------------------------------------------------------------

   The Argentina Fund, Inc.                 Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                    Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                     Scudder New Asia Fund, Inc.


Scudder funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources
--------------------------------------------------------------------------------

For shareholders of Scudder funds including those in the AARP Investment Program

           Convenient      Automatic Investment Plan
      ways to invest,
          quickly and      A convenient investment program in which money is
             reliably      electronically debited from your bank account monthly
                           to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                           Automatic Dividend Transfer

                           The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                           QuickBuy

                           Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                           Payroll Deduction and Direct Deposit

                           Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                           * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

          Around-the-      Automated Information Lines
     clock electronic
              account      Scudder Class S Shareholders:
          service and      Call SAIL(TM) -- 1-800-343-2890
         information,
       including some      AARP Investment Program Shareholders:
         transactions      Call Easy-Access Line -- 1-800-631-4636

                           Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.

                           Web Site

                           Scudder Class S Shareholders --
                           myScudder.com

                           AARP Investment Program Shareholders --
                           aarp.scudder.com

                           Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever you need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------

            Those who      Automatic Withdrawal Plan
            depend on
           investment      You designate the bank account, determine the
         proceeds for      schedule (as frequently as once a month) and amount
      living expenses      of the redemptions, and Scudder does the rest.
      can enjoy these
          convenient,      Distributions Direct
          timely, and
             reliable      Automatically deposits your fund distributions into
            automated      the bank account you designate within three business
           withdrawal      days after each distribution is paid.
             programs
                           QuickSell

                           Provides speedy access to your money by
                           electronically crediting your redemption proceeds to the bank account you previously designated.

             For more      Scudder Class S Shareholders:
          information
          about these      Call a Scudder representative at
             services      1-800-SCUDDER

                           AARP Investment Program Shareholders:

                           Call an AARP Investment Program representative at 1-800-253-2277

       Please address      For Scudder Class S Shareholders:
          all written
       correspondence      The Scudder Funds
                   to      PO Box 219669
                           Kansas City, MO
                           64121-9669

                           For AARP Investment Program Shareholders:

                           AARP Investment Program from Scudder
                           PO Box 219735
                           Kansas City, MO
                           64121-9735

About the Fund's Advisor

Zurich Scudder Investments, Inc., a leading global investment management firm, is a member of the Zurich Financial Services Group. Zurich Scudder Investments is one of the largest and most experienced investment management organizations in the world, managing more than USD 370 billion in assets for corporate clients, retirement and pension plans, insurance companies, mutual fund investors, and individuals worldwide. Headquartered in New York, Zurich Scudder Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies.

Headquartered in Zurich, Switzerland, Zurich Financial Services Group is one of the global leaders in the financial services industry, providing its customers with products and solutions in the area of financial protection and asset accumulation.




This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.




AARP Investment
Program from Scudder
PO Box 219735
Kansas City, MO 64121-9735
1-800-253-2277
aarp.scudder.com

Scudder Funds
PO Box 219669
Kansas City, MO 64121-9669
1-800-SCUDDER
myScudder.com


SCUDDER
INVESTMENTS

A member of [LOGO] Zurich Scudder Investments

LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                          ENDED JANUARY 31, 2001

SCUDDER LARGE
COMPANY GROWTH FUND

  "We strive to maintain a portfolio of the best growth stocks available in each and every sector, no matter which sectors of the market happen to be in favor. . . . In an environment as volatile as the one we've experienced in the last six months, it's essential not to be swayed by short-term trends."

                                                      [SCUDDER INVESTMENTS LOGO]

CONTENTS

3
ECONOMIC OVERVIEW

7
PERFORMANCE UPDATE

9
TERMS TO KNOW

10
INDUSTRY SECTORS

11
LARGEST HOLDINGS

12
PORTFOLIO OF INVESTMENTS

15
FINANCIAL STATEMENTS

18
FINANCIAL HIGHLIGHTS

19

NOTES TO
FINANCIAL STATEMENTS
AT A GLANCE

 SCUDDER LARGE COMPANY GROWTH FUND
 TOTAL RETURNS

 FOR THE SIX-MONTH PERIOD ENDED JANUARY 31, 2001 (UNADJUSTED FOR ANY SALES
 CHARGE)
[BAR GRAPH]

                                                  SCUDDER LARGE COMPANY       SCUDDER LARGE COMPANY      LIPPER LARGE-CAP GROWTH
SCUDDER LARGE COMPANY GROWTH FUND CLASS A          GROWTH FUND CLASS B         GROWTH FUND CLASS C       FUNDS CATEGORY AVERAGE*
-----------------------------------------         ---------------------       ---------------------      -----------------------
-18.67                                                   -18.99                      -19.01                      -14.78

PERFORMANCE IS HISTORICAL AND INCLUDES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE FLUCTUATE WITH CHANGING MARKET CONDITIONS, SO THAT WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

*LIPPER ANALYTICAL SERVICES, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES; IF SALES CHARGES HAD BEEN INCLUDED, RESULTS MIGHT HAVE BEEN LESS FAVORABLE.

WITH INCEPTION ON 5/15/91, CLASS S SHARES CLOSED TO NEW INVESTORS ON 12/29/00, AT WHICH TIME CLASS R SHARES WERE REDESIGNATED AS CLASS A SHARES AND CLASS B AND C SHARES ALSO BECAME AVAILABLE. RETURNS FOR CLASS A SHARES FROM 8/2/99 TO 12/29/00 REFLECT CLASS R PERFORMANCE ADJUSTED FOR THE MAXIMUM SALES CHARGE. RETURNS PRIOR TO 8/2/99 FOR CLASS A SHARES, AND PRIOR TO 12/29/00 FOR CLASS B AND C SHARES, ARE DERIVED FROM CLASS S SHARE PERFORMANCE ADJUSTED FOR HIGHER OPERATING EXPENSES AND SALES CHARGES. ANY RANKINGS/RATINGS OR GRAPHS OF HYPOTHETICAL INVESTMENTS ARE BASED UPON CLASS S SHARE PERFORMANCE AND HENCE DO NOT REFLECT SUCH ADJUSTMENTS; WITH ADJUSTMENTS, RANKINGS/RATINGS AND GRAPHS MIGHT HAVE BEEN LESS FAVORABLE. ALL SHARE CLASSES INVEST IN THE SAME UNDERLYING PORTFOLIO. PLEASE SEE THE PROSPECTUS FOR ADDITIONAL INFORMATION.

 NET ASSET VALUE

                                    AS OF     AS OF
                                   1/31/01   12/31/00
 .........................................................
    SCUDDER LARGE COMPANY GROWTH
    FUND CLASS A                   $33.43     $33.11
 .........................................................
    SCUDDER LARGE COMPANY GROWTH
    FUND CLASS B                   $33.41     $33.00
 .........................................................
    SCUDDER LARGE COMPANY GROWTH
    FUND CLASS C                   $33.41     $33.10
 .........................................................

 SCUDDER LARGE COMPANY GROWTH FUND
 LIPPER RANKINGS AS OF 1/31/01*

 COMPARED WITH ALL OTHER FUNDS IN THE LIPPER GROWTH FUNDS CATEGORY


                                                CLASS S
 ..................................................................
    1-YEAR                                 #413 of 545 funds
 ..................................................................
    3-YEAR                                 #261 of 347 funds
 ..................................................................
    5-YEAR                                 #123 of 215 funds
 ..................................................................

 DIVIDEND REVIEW

 DURING THE SIX-MONTH PERIOD, THE FUND PAID THE FOLLOWING DIVIDENDS PER SHARE:

                                          LONG-TERM
                                         CAPITAL GAIN
 .........................................................
    SCUDDER LARGE COMPANY GROWTH FUND
    CLASS A                                 $1.03
 .........................................................
    SCUDDER LARGE COMPANY GROWTH FUND
    CLASS B                                   N/A
 .........................................................
    SCUDDER LARGE COMPANY GROWTH FUND
    CLASS C                                   N/A
 .........................................................

YOUR FUND'S STYLE

 MORNINGSTAR EQUITY STYLE BOX(TM)

[MORNINGSTAR EQUITY STYLE  Source: Morningstar, Inc. Chicago, IL. (312)
BOX] 696-6000. The Morningstar Equity Style Box(TM) placement is based on two variables: a fund's market capitalization relative to the movements of the market, and a fund's valuation, which is calculated by comparing the stocks in the fund's portfolio with the most recent of the three market-cap groups.
                           THE STYLE BOX REPRESENTS A SNAPSHOT OF THE FUND'S
                           PORTFOLIO ON A SINGLE DAY. PLEASE NOTE THAT STYLE
                           BOXES DO NOT REPRESENT AN EXACT ASSESSMENT OF
                           RISK AND DO NOT REPRESENT FUTURE PERFORMANCE. THE
                           FUND'S PORTFOLIO CHANGES FROM DAY TO DAY. A
                           LONGER-TERM VIEW IS REPRESENTED BY THE FUND'S
                           MORNINGSTAR CATEGORY, WHICH IS BASED ON ITS
                           ACTUAL INVESTMENT STYLE AS MEASURED BY ITS
                           UNDERLYING PORTFOLIO HOLDINGS OVER THE PAST THREE
                           YEARS. MORNINGSTAR HAS PLACED SCUDDER LARGE
                           COMPANY GROWTH FUND IN THE LARGE-CAP GROWTH
                           CATEGORY. PLEASE CONSULT THE PROSPECTUS FOR A
                           DESCRIPTION OF INVESTMENT POLICIES.

ECONOMIC OVERVIEW

ZURICH SCUDDER INVESTMENTS, INC., A LEADING GLOBAL INVESTMENT MANAGEMENT FIRM, IS A MEMBER OF THE ZURICH FINANCIAL SERVICES GROUP. ZURICH SCUDDER INVESTMENTS IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $360 BILLION IN ASSETS FOR CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS WORLDWIDE. HEADQUARTERED IN NEW YORK, ZURICH SCUDDER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES, BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES. HEADQUARTERED IN ZURICH, SWITZERLAND, ZURICH FINANCIAL SERVICES GROUP IS ONE OF THE GLOBAL LEADERS IN THE FINANCIAL SERVICES INDUSTRY, PROVIDING ITS CUSTOMERS WITH PRODUCTS AND SOLUTIONS IN THE AREA OF FINANCIAL PROTECTION AND ASSET ACCUMULATION.

DEAR SHAREHOLDER:

Financial market conditions tightened considerably late last year, and the next few months are likely to be a white-knuckle ride as a result. We've brought our 2001 growth projection down a full percentage point from three months ago to 2.5 percent. And, the odds of a worse outcome are high -- about one in three.

  First, though, the good news: The odds of a worse outcome could have been higher, and would have been if the Federal Reserve Board were standing on the sidelines. Fortunately, that's not the case. Fed Chairman Alan Greenspan and his fellow policymakers surprised us all with a half point rate cut on January 3 and again on January 31. Our 2.5 percent growth outlook assumes the Fed will cut rates as much as necessary to keep the economy from slipping into recession. That will very likely include, but not be limited to, another rate cut at the Fed's next meeting on March 20. In addition, stimulative fiscal policy has become close to a certainty. President Bush is pushing his tax cut program. Congress will quibble and fight over the details, but the Democratic leadership has come out publicly for lower taxes. Don't forget that there was considerable Democratic support for some version of a tax cut before the election, even when the economy was booming. Greenspan also gave a tax cut his blessing in Congressional testimony on January 25. We believe that monetary and fiscal policymakers, when working together, have sufficient ammunition at their disposal to raise confidence and keep growth positive.

  We should not underrate the risks 2001 presents, however. And the usual suspects aren't the potential makers: Inflation, federal spending and inventories are all well controlled. Interest rates are up, but even before the Fed's aggressive rate cuts, monetary policy was hardly tight by historical standards. Ironically, the threats come from the dark side of the very strengths that made the new economy tick: The massive trade deficit enabled by inflows of foreign capital eager to share in America's technology; high productivity (which could lead to quicker and sharper job cuts than normal); and most of all, the historic, debt-financed capital spending splurge.

WE BUILT IT -- WILL THEY COME? AMERICA'S CAPITAL SPENDING SPLURGE

  Let's talk more about that capital spending splurge. Economics preaches that business investment is a good thing. It's the muscle of an economy, and propels a nation into the future. But too much muscle is neither attractive nor healthy. The trick is determining how much is too much. And sometimes, that can be difficult: When new ideas are flooding in and customers' demands seem insatiable, it is all too easy for executives to get carried away.

  Since 1992, investment has soared from under 10 percent of the economy to 15.4 percent. This is five percentage points above any post-war cyclical high, and it eerily echoes Japan's investment binge of the 1980s. To make all the new equipment and technology pay off, customers have to show up in droves. In Japan, not enough did, and a dreadful decade followed. It takes far longer to work off excess production capacity than to shed a few extra goods out of inventory.

  Executives are beginning to worry about excess capacity. They're paring new spending plans until they see which way the wind blows. We now look for only 6 percent gains in business investment during 2001 and 2002. This is much less than we were expecting just three months ago, and a far cry from the 12 percent or more growth we've seen each year since 1997.

LEVERAGE IS LIKE STEROIDS: THE DANGER OF DEBT-FINANCED CAPITAL SPENDING

  Optimism and new ideas can cause businesspeople to go overboard, but they won't get their companies into serious trouble unless they pump them up with borrowed money. Unfortunately, U.S. companies have done just that: They've taken on boatloads of debt. In just the past two years, business borrowing has jumped $1.2 trillion, an increase of nearly 25 percent.

ECONOMIC OVERVIEW

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.

   [BAR GRAPH]

                                           NOW (2/28/01)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
10-year Treasury rate(1)                        5.10                   5.80                   6.50                   5.00
Prime rate(2)                                   8.50                   9.50                   8.75                   7.75
Inflation rate(3)*                              3.70                   3.60                   2.80                   1.70
The U.S. dollar(4)                              6.40                   5.10                   2.30                  -1.70
Capital goods orders(5)*                        1.90                  13.20                  11.40                   8.70
Industrial production(5)*                       2.40                   5.70                   5.70                   3.00
Employment growth(6)                            1.40                   1.90                   2.00                   2.50

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 1/31/01.

SOURCE: ECONOMICS DEPARTMENT, ZURICH SCUDDER INVESTMENTS, INC.


  There's some controversy about whether this is worrisome. Optimists consider corporate debt as a percent of equity using stock market valuations. On that measure, it's just 30 percent of equity valuations, and it's setting record lows. Pessimists measure debt as a percent of corporate net worth -- and at 56 percent, it's set a record high. The truth probably lies somewhere in between. But without a doubt, there have been excesses.

  Bankers and bondholders who had previously swallowed the optimistic case are suddenly having second thoughts. They have found, much to their chagrin, that there's not much left when a new economy company defaults. Trying to seize intellectual capital, brand names and other intangibles the equity market values so highly is like trying to clutch thin air itself. As a result, their recent eagerness to fund concept businesses has evaporated. Banks' business loans did not grow at all between August and November, and new corporate bond issues fell sharply in the last three months. The about-face of lenders is the most important reason we've downgraded the economy's prospects. Even Greenspan wants them to be careful not to go too far, cautioning them to keep on lending to borrowers with "credible prospects."

  Ah yes, but how's a banker to know which company's prospects are credible? If lenders could predict a company's profit growth, they'd know who would be likely to pay them back. But with companies in virtually every industry except energy howling a chorus of profit warnings, it's clear that nobody -- not bankers, not Wall Street analysts, not even the CEOs themselves -- had a clue what a slowdown would do to the bottom line. Consensus expectations for 2001 S&P 500 earnings have been sliced from 15 percent in the middle of last year to about 5 percent now. That's probably still not cautious enough. We've always expected that a soft landing would produce zero profit growth -- and that remains our outlook for 2001.

ALL THE MONEY IN THE WORLD MAY NOT BE ENOUGH: AMERICA'S TRADE DEFICIT

  American bankers and investors were not the only ones eager to put their money to work in America's new economy. Funds poured in from all over the world, with three-quarters of all the world's spare savings ending up in the United States.

  To understand whether or not this can continue, you have to understand why the money flowed into the United States to begin with. In part, it's because other countries have not achieved the political stability and the market-friendly financial systems that would encourage capital to

ECONOMIC OVERVIEW

come their way. With so little competition, gathering this money has been virtually effortless for the United States.

  To assume that this can go on forever assumes that the rest of the world will never find a profitable use for its own money. That ignores what's happening outside the United States. From German tax reform, to Japanese executives' new emphasis on return on equity, to China's increasing market orientation, others are making use of some of America's best ideas. Down the road, this will result in more competition for the world's savings. The United States will either have to pay more or make do with less. Even worse, there's the risk that something (such as poor stock market returns or a falling dollar) could suddenly make foreigners think the United States has more risk than reward. The ensuing capital flight could cause a crisis.

  That's why it is imperative for the United States to start shrinking its trade deficit, and with it, its dependence on foreign capital. A slowdown will help. In 2000, 5 percent gross domestic product (GDP) growth caused imports to surge nearly 15 percent. If the economy slows to 2.5 percent in 2001, we expect imports to grow only about 7.5 percent. This will give exports a chance to catch up. Even though the rest of the world is also slowing down, its deceleration should not be quite as sharp as in the United States. We look for export growth of 7.5 percent in the coming year, down from just under 10 percent last year. A weaker currency would also help exports, and we do believe the dollar is near its peak. We expect the dollar to end 2001 5 to 7 percent below current levels, although we emphasize that any currency forecast (even our own) should be treated gingerly.

RETURN OF THE PINK SLIP: THE COSTS OF HIGH PRODUCTIVITY

  Of course, a weak dollar alone would do little to curb America's appetites. Jitters about job security are the only thing that truly makes shoppers pause. Though the economy only recently began to slow, layoffs have already jumped. Back in March, only about 265,000 people a week heard that their services were no longer required. Since November, that number has been 350,000 people a week. Employers are also recruiting less vigorously: Job growth is already down to just over 1.5 percent. We expect it to nearly disappear by the end of this year. Why? Because the technological revolution really has produced a sustainable rise in productivity growth. High productivity means few new hires, unless the economy is really speeding.

  Income growth follows job growth. Wage income is now rising only about 6.5 percent annually, compared to 8 percent three years ago. By the end of the year, we expect it to slip to less than 5.5 percent. Consumers only recently seemed to notice that their incomes weren't keeping pace with their spending. They began to slow their purchases during the all-important Christmas selling season, giving retailers heartburn. But retailers should gird for even tougher times ahead. The stock market's rough year, plus those rising layoffs, has taken a toll on confidence. Families need to rebuild their savings and come to grips with heavy debt. We expect consumption growth to drop to just 2.5 percent this year and next, about half its 2000 pace.

THE OUTLOOK

  When the Fed set out to bring the barreling U.S. economy back to a sustainable cruising speed, everyone knew it was a risky business -- but still, the speed of the deceleration in the past several months has been surprising. Now, quick action in Washington is necessary to keep the economy from running totally off course.

Zurich Scudder Investments, Inc. Economics Group

  THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF ZURICH SCUDDER INVESTMENTS, INC. AS OF MARCH 1, 2001, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

  TO OBTAIN A PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

ECONOMIC OVERVIEW

                           [INTENTIONALLY LEFT BLANK]

PERFORMANCE UPDATE

[MALTER PHOTO]

VALERIE F. MALTER IS A MANAGING DIRECTOR OF ZURICH SCUDDER INVESTMENTS, INC. AND IS LEAD PORTFOLIO MANAGER OF SCUDDER LARGE COMPANY GROWTH FUND. SHE IS A CERTIFIED FINANCIAL ANALYST WITH NEARLY 20 YEARS OF INVESTMENT EXPERIENCE. PORTFOLIO MANAGER JESSE STUART, WHO HAS BEEN WITH THE FIRM SINCE 1996, ASSISTS HER.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

OVER THE PAST SIX MONTHS -- AUGUST 1, 2000, THROUGH JANUARY 31, 2001 -- THERE HAS BEEN A REVERSAL IN MARKET LEADERSHIP. THE PERFORMANCE OF ONCE SEEMINGLY UNSTOPPABLE LARGE GROWTH AND TECHNOLOGY STOCKS REVERSED COURSE, WHILE VALUE STOCKS HAVE RALLIED. THIS CREATED A CHALLENGING ENVIRONMENT FOR SCUDDER LARGE COMPANY GROWTH FUND. IN THE FOLLOWING INTERVIEW, LEAD PORTFOLIO MANAGER VALERIE MALTER DISCUSSES THE RECENT MARKET ENVIRONMENT AND HER ONGOING INVESTMENT STRATEGY FOR THE FUND.

Q     DESPITE A RALLY IN JANUARY, THE MARKET ENVIRONMENT HAS BEEN VERY DIFFICULT
FOR GROWTH STOCKS IN THE LAST SIX MONTHS. WHAT'S BEHIND THIS TURBULENCE?

A     Large-company growth stocks, as a group, declined sharply during the past six months. The combination of a weakening economy and slowing profit growth -- particularly in the technology sector -- proved harmful for an asset class in which valuations were already rich by historical standards. Since the Nasdaq Composite hit its peak last March, investors who came to expect double-digit stock market returns year after year have been provided with a healthy dose of reality. Led by technology issues, growth stocks have fallen precipitously since that time. During the past six months alone, the Nasdaq -- which is dominated by a large group of technology stocks -- fell an astounding 26.32 percent.

  Beginning in March 2000, value stocks came back to life when investors began to fear that highly valued growth stocks -- particularly technology issues -- would not be able to sustain their market prices. Investors began to look for "safety" in less expensive stocks. During the fourth calendar quarter, the continued plunge in technology stocks dragged down growth stocks in general, while value stocks rallied.

  For the six-month reporting period, both large- and small-company value stocks outperformed their growth counterparts. At the same time, small-company growth stocks outperformed large-company growth stocks. This combination created an extremely difficult environment for the fund, which keeps its investments focused in high quality large-company growth stocks.

  Numerous factors contributed to the downward pressure on stocks in this period, including worries about an economic slowdown, the difficulties surrounding the presidential election, a downturn in corporate capital spending, and slowing profit growth (particularly among technology companies). These fears were


                         IMPORTANT NEWS TO SHAREHOLDERS
   ON DECEMBER 29, 2000, CLASS R SHARES OF SCUDDER LARGE COMPANY GROWTH FUND WERE CONVERTED TO CLASS A SHARES, WHILE CLASS B AND C SHARES WERE OPENED FOR INVESTMENT. THIS COMMENTARY DISCUSSES FUND PERFORMANCE AND MARKET EVENTS THAT OCCURRED OVER THE SIX-MONTH PERIOD ENDED JANUARY 31, 2001.

PERFORMANCE UPDATE

confirmed by a steady flow of disappointing earnings announcements, which shed light on slowing sales by technology firms -- particularly those in the telecommunications equipment and wireless handset sectors. With valuations already very rich among high-growth companies, the downturn in the economy took an additional toll on nearly all growth stocks.

Q     HOW DID SCUDDER LARGE COMPANY GROWTH FUND RESPOND TO THIS CHALLENGING
BACKDROP?

A     The fund, along with nearly all other growth stock funds, struggled. Class
A shares (unadjusted for a sales charge) declined 18.67 percent for the six-month period ended January 31.* In comparison, its unmanaged benchmark -- the Russell 1000 Growth Index -- lost 16.97 percent.

  One of the primary causes of the fund's underperformance compared with its benchmark was its poor showing in January when many stocks, which underperformed in 2000, rallied. Companies experiencing positive earnings revisions (i.e., those in which market analysts believed earnings were rising) fell because their valuations were generally viewed as being too high. Strong earnings and high valuations usually go hand in hand. Since these are the types of companies we tend to hold, the fund was not positioned to benefit from the growth market's substantial January rally. At the same time, stocks of companies suffering from negative earnings revisions (i.e., those for which analysts' earnings estimates were falling) performed well as their low valuations attracted investors.

  While the latter group rose sharply in January, it is those with improving estimates that tend to outperform over time. Since we take a long-term approach in managing the fund -- and believe that chasing short-term trends is next to impossible -- we will continue to focus on companies with positive earnings revisions. In general, our disciplined investment process tends to have more of an impact on the fund's long-term performance than it does over a shorter-term period. In February (after the close of the reporting period), the market environment improved for our investment style, and subsequently the fund's relative performance elevated.

* WITH INCEPTION ON 5/15/91, CLASS S SHARES CLOSED TO NEW INVESTORS ON 12/29/00, AT WHICH TIME CLASS R SHARES WERE REDESIGNATED AS CLASS A SHARES AND CLASS B AND C SHARES ALSO BECAME AVAILABLE. RETURNS FOR CLASS A SHARES FROM 8/2/99 TO 12/29/00 REFLECT CLASS R PERFORMANCE ADJUSTED FOR THE MAXIMUM SALES CHARGE. RETURNS PRIOR TO 8/2/99 FOR CLASS A SHARES, AND PRIOR TO 12/29/00 FOR CLASS B AND C SHARES, ARE DERIVED FROM CLASS S SHARE PERFORMANCE ADJUSTED FOR HIGHER OPERATING EXPENSES AND SALES CHARGES. ANY RANKING/RATINGS OR GRAPHS OF HYPOTHETICAL INVESTMENTS ARE BASED UPON CLASS S SHARE PERFORMANCE AND HENCE DO NOT REFLECT SUCH ADJUSTMENTS; WITH ADJUSTMENTS, RANKINGS/RATINGS AND GRAPHS MIGHT HAVE BEEN LESS FAVORABLE. ALL SHARE CLASSES INVEST IN THE SAME UNDERLYING PORTFOLIO. PLEASE SEE THE PROSPECTUS FOR ADDITIONAL INFORMATION.

Q     WHAT ARE SOME SPECIFIC POSITIONS THAT DETRACTED FROM PERFORMANCE?

A     The fund's position in technology stocks has been the deciding factor in its decline, even though the fund's position in technology is considerably less than its benchmark. Among the worst performers were Cisco Systems, Intel, Aether Systems, Applied Materials and Network Appliances.

  The volatility within technology has made it a difficult industry in which to invest. However, we believe technology companies continue to provide highly attractive Long-term growth potential. As growth managers, we need to continue to invest in the sector. To mitigate risk, we have focused on the companies that we believe are the best positioned to emerge from an economic slowdown relatively unscathed. This is why our focus on company (fundamental) research is so important. Our in-house staff of research analysts is intimately familiar with the companies in which we invest. They understand the impact of management, products, sales and earnings on the companies' balance sheets and income statements. This knowledge enables us to determine the difference between companies whose earnings outlooks are deteriorating because of the economy, and those that are falling short of expectations due to poor management, bad execution or declining market share.

Q     WITH TECHNOLOGY SLIDING, WHY NOT EXIT THE SECTOR FOR NOW?

A     We strive to maintain a portfolio of the best growth stocks available in each and every sector, regardless of which sectors of the market happen to be in favor. While our investment strategy is not quite sector neutral, we are committed to controlling risk through diversification. We generally aim to keep our sector weightings within plus or minus 5 percent of each sector in the Russell 1000 Growth Index. This discipline keeps us from trying to guess the next hot sector. And it helps ensure that the fund will be well positioned to capture gains and minimize losses during bouts of

PERFORMANCE UPDATE


extreme volatility, such as those we witnessed this period.

  In an environment as volatile as the one we've experienced in the last six months, it's essential not to be swayed by short-term trends. If a company still offers good fundamentals, as many technology companies do, we aren't going to sell it solely on the basis of a price decline. Long term, it pays to stick to your discipline and avoid the temptation to change your approach. This is especially true when the market has already experienced as deep of a correction as this one has.

Q     WHAT DO YOU LOOK FOR IN INDIVIDUAL STOCKS?

A     Rather than focusing on trends in the economy and financial markets, we look for trends at individual companies. We want to know if a company will be able to sustain strong earnings growth, irrespective of any short-term noise that is moving its stock price. In addition, we look for companies with strong brand franchises and skilled management teams. We strive to own stocks that have the ability to produce superior performance in both bull and bear markets. While there will be times when this approach doesn't produce market-beating returns, we believe that a focus on the companies with the strongest fundamentals will pay off in the long run.

Q     HOW IS SCUDDER LARGE COMPANY GROWTH FUND CURRENTLY POSITIONED?

A     Relative to our benchmark, we have smaller positions in both the communications and technology sectors. However, we continue to own stocks with high growth potential that should benefit if the sectors stage a rally. We own slightly more in the consumer staples sector than the Russell 1000 Growth and, as always, are focusing on those companies in which we have confidence in the near- and long-term fundamentals. Fund holdings in this area are Colgate-Palmolive and PepsiCo, which have been positive contributors to the fund this period. The fund is also maintaining a strong position in health care relative to our benchmark. We're optimistic about these companies because we believe that many of them, particularly pharmaceutical companies, have both impressive new products that they will be bringing to market and capable management teams in place. These factors should lead to strong future earnings growth. Our top three holdings in health care are Pfizer, Merck and Baxter International.

Q     WHAT IS YOUR OUTLOOK FOR THE REST OF 2001?

A     We are looking forward to an improved investment environment as the year progresses. Although daily volatility is likely to remain high, we feel that good companies with strong fundamentals -- the types of stocks in which we invest -- will ultimately outperform the market. Despite the challenges that have emerged in the past eight months, we will continue to do what we have always done, which is to invest only in the companies that we believe will deliver earnings on or ahead of expectations. We believe that our disciplined approach to investing, along with our risk management measures, will lead to superior long-term investment results for the fund.


TERMS TO KNOW

CONSUMER STAPLES Products purchased by consumers on a regular basis, such as food, beverages, alcohol and tobacco. In the aggregate, sales of consumer staples tend to be steady and less sensitive to economic fluctuations.

DIVERSIFICATION The spreading of risk by investing in several asset categories, industry sectors or individual securities. An investor with a broadly diversified portfolio will likely receive some protection from the price declines of an individual asset class.

FUNDAMENTAL RESEARCH Analysis of companies based on the projected impact of management, products sales, and earnings on their balance sheets and income statements. Distinct from technical analysis, which evaluates the attractiveness of a stock based on historical price and trading volume movements, rather than the financial results of the underlying company.

GROWTH STOCK Stock of a company that has displayed above average earnings growth and is expected to continue to increase profits faster than the overall market. Stocks of such companies usually trade at higher valuations and experience more price volatility than the market as a whole. Distinct from value stock.

INDUSTRY SECTORS

A SIX-MONTH COMPARISON
Data show the percentage of the common stocks in the portfolio that each sector represented on January 31, 2001, and on July 31, 2000.
[BAR GRAPH]

                                                                SCUDDER LARGE COMPANY GROWTH       SCUDDER LARGE COMPANY GROWTH
                                                                      FUND ON 1/31/01                    FUND ON 7/31/00
                                                                ----------------------------       ----------------------------
Technology                                                                 38.20                              45.40
Consumer nondurables                                                       22.10                              22.30
Health care                                                                20.80                              16.00
Communication services                                                      6.60                               5.40
Capital goods                                                               6.00                               6.30
Finance                                                                     4.50                               3.30
Energy                                                                      1.80                               1.30

A COMPARISON WITH THE RUSSELL 1000 GROWTH INDEX*
Data show the percentage of the common stocks in the portfolio that each sector of Scudder Large Company Growth Fund represented on January 31, 2001, compared with the industry sectors that make up the fund's benchmark, the Russell 1000 Growth Index.
[BAR GRAPH]

                                                                SCUDDER LARGE COMPANY GROWTH       RUSSELL 1000 GROWTH INDEX ON
                                                                      FUND ON 1/31/01                        1/31/01
                                                                ----------------------------       ----------------------------
Technology                                                                 38.20                              44.60
Consumer nondurables                                                       22.10                              17.40
Health care                                                                20.80                              21.40
Communication services                                                      6.60                               2.20
Capital goods                                                               6.00                               9.50
Finance                                                                     4.50                               2.20
Energy                                                                      1.80                               1.20
Utilities                                                                   0.00                               1.30
Transportation                                                              0.00                               0.10
Basic materials                                                             0.00                               0.10

* THE RUSSELL 1000 GROWTH INDEX IS AN UNMANAGED INDEX THAT COMPRISES COMMON STOCKS OF LARGER U.S. COMPANIES WITH GREATER THAN AVERAGE GROWTH ORIENTATION AND REPRESENTS THE UNIVERSE OF STOCKS FROM WHICH "EARNINGS/GROWTH" MONEY MANAGERS TYPICALLY SELECT.

LARGEST HOLDINGS

THE FUND'S 10 LARGEST HOLDINGS*
Representing 34.3 percent of the fund's total net assets on January 31, 2001

            HOLDINGS                                                           PERCENT
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
1.          PFIZER                        Globally diversified                   4.8%
                                          research-based health care company
                                          that develops, manufactures and
                                          markets a wide variety of products
                                          for human and animal health care.
--------------------------------------------------------------------------------------
2.          CISCO SYSTEMS                 Large, comprehensive supplier of       4.7%
                                          routing software and related
                                          systems that direct the flow of
                                          data between local networks.
--------------------------------------------------------------------------------------
3.          GENERAL ELECTRIC              A broadly diversified company with     4.7%
                                          major businesses in power
                                          generators, appliances, lighting,
                                          plastics, medical systems,
                                          aircraft engines, financial
                                          services and broadcasting.
--------------------------------------------------------------------------------------
4.          MICROSOFT                     Develops, markets and supports a       3.5%
                                          variety of software, operating
                                          systems, and language and
                                          application programs.
--------------------------------------------------------------------------------------
5.          AOL TIME WARNER               Global leader in consumer online       3.1%
                                          services, including Internet
                                          access, e-mail, software,
                                          conferencing, computer support and
                                          electronic periodicals. It
                                          provides businesses with fully
                                          managed services that include
                                          Internet connections, remote dial
                                          access, security solutions,
                                          virtual private networks and Web
                                          hosting services.
--------------------------------------------------------------------------------------
6.          EMC                           Designs, manufactures, markets and     2.8%
                                          supports high-performance storage
                                          products and provides related
                                          services. The storage products
                                          include hardware, software and
                                          switching products.
--------------------------------------------------------------------------------------
7.          WAL-MART                      Large, global retailer, with           2.8%
                                          operations in the United States,
                                          Asia and Latin America. Wal-Mart
                                          operates Wal-Marts, Wal-Mart
                                          Supercenters and Sam's Clubs. It
                                          also sells branded merchandise
                                          under the Popular Mechanics,
                                          Better Homes & Gardens and Sam's
                                          American Choice labels.
--------------------------------------------------------------------------------------
8.          APPLIED MATERIALS             A leading maker of the complex         2.7%
                                          manufacturing equipment used in
                                          semiconductor factories.
--------------------------------------------------------------------------------------
9.          MERCK                         A global pharmaceutical company        2.6%
                                          that discovers, develops,
                                          manufactures and markets human and
                                          animal health products.
--------------------------------------------------------------------------------------
10.         BAXTER                        Develops, manufactures and             2.6%
            INTERNATIONAL                 distributes a diversified line of
                                          products, systems and services
                                          primarily used in the health care
                                          field.
--------------------------------------------------------------------------------------

*PORTFOLIO COMPOSITION AND HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

SCUDDER LARGE COMPANY GROWTH FUND
Investment Portfolio as of January 31, 2001 (Unaudited)

                                                                                         PRINCIPAL
    REPURCHASE AGREEMENTS 2.7%                                                            AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------
                                             State Street Bank and Trust Company,
                                               5.63%, to be repurchased at $35,724,587
                                               on 2/01/2001** (Cost $35,719,000)        $35,719,000   $   35,719,000
                                             ---------------------------------------------------------------------------

    U.S. GOVERNMENT AGENCY OBLIGATIONS 2.7%
------------------------------------------------------------------------------------------------------------------------
                                             Federal Home Loan Bank, 5.7%***, 2/1/2001
                                               (Cost $35,000,000)                        35,000,000       35,000,000
                                             ---------------------------------------------------------------------------

    COMMON STOCKS 94.6%                                                                   SHARES
------------------------------------------------------------------------------------------------------------------------

    CONSUMER DISCRETIONARY--7.2%
      DEPARTMENT & CHAIN STORES
                                             Home Depot, Inc.                               684,275       32,982,055
                                             Kohl's Corp.*                                  345,050       24,498,550
                                             Wal-Mart Stores, Inc.                          643,000       36,522,400
                                             ---------------------------------------------------------------------------
                                                                                                          94,003,005
------------------------------------------------------------------------------------------------------------------------

    CONSUMER STAPLES--6.3%
      FOOD & BEVERAGE--4.5%
                                             Coca-Cola Co.                                  254,700       14,772,600
                                             Heineken NV                                    285,000       16,291,708
                                             PepsiCo, Inc.                                  624,440       27,519,071
                                             ---------------------------------------------------------------------------
                                                                                                          58,583,379

      PACKAGE GOODS/ COSMETICS--1.8%
                                             Colgate-Palmolive Co.                          395,650       23,770,652
                                             ---------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

    HEALTH--19.7%
      BIOTECHNOLOGY--1.7%
                                             Genentech, Inc.*                               384,500       22,781,625
                                             ---------------------------------------------------------------------------

      HOSPITAL MANAGEMENT--2.1%
                                             HCA-The Healthcare Co.                         326,900       12,229,329
                                             UnitedHealth Group, Inc.                       276,400       15,591,724
                                             ---------------------------------------------------------------------------
                                                                                                          27,821,053

      MEDICAL SUPPLY & SPECIALTY--4.1%
                                             Baxter International, Inc.                     389,200       34,202,896
                                             Medtronic, Inc.                                356,438       19,247,652
                                             ---------------------------------------------------------------------------
                                                                                                          53,450,548

      PHARMACEUTICALS--11.8%
                                             ALZA Corp.*                                    314,200       13,007,880
                                             Allergan, Inc.                                 248,600       20,323,050
                                             Eli Lilly and Co.                              295,100       23,253,880
                                             Merck & Co., Inc.                              419,150       34,445,747
                                             Pfizer, Inc.                                 1,392,737       62,882,076
                                             ---------------------------------------------------------------------------
                                                                                                         153,912,633
------------------------------------------------------------------------------------------------------------------------

    COMMUNICATIONS--6.2%
      CELLULAR TELEPHONE--4.5%
                                             American Tower Corp. 'A'*                      404,750       14,651,950
                                             Nokia Oyj (ADR)                                594,600       20,424,510
                                             Vodafone Group plc (ADR)                       687,734       24,050,058
                                             ---------------------------------------------------------------------------
                                                                                                          59,126,518

      TELEPHONE/ COMMUNICATIONS--1.7%
                                             Nortel Networks Corp.                          579,700       22,161,931
                                             ---------------------------------------------------------------------------

 12 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                          SHARES          VALUE
------------------------------------------------------------------------------------------------------------------------

    FINANCIAL--4.3%
      BANKS--1.0%
                                             State Street Corp.                             121,000   $   13,664,530
                                             ---------------------------------------------------------------------------

      INSURANCE--1.9%
                                             American International Group, Inc.             287,637       24,454,895
                                             ---------------------------------------------------------------------------

      CONSUMER FINANCE--1.4%
                                             American Express Co.                           378,400       17,822,640
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    MEDIA--4.8%
      ADVERTISING--1.3%
                                             Omnicom Group, Inc.                            191,850       17,515,905
                                             ---------------------------------------------------------------------------

      BROADCASTING & ENTERTAINMENT--3.5%
                                             Clear Channel Communications, Inc.*            433,100       28,242,451
                                             Viacom, Inc. "B"*                              323,650       17,865,480
                                             ---------------------------------------------------------------------------
                                                                                                          46,107,931
------------------------------------------------------------------------------------------------------------------------

    SERVICE INDUSTRIES--2.6%
      EDP SERVICES--1.5%
                                             Electronic Data Systems Corp.                  364,500       20,284,425
                                             ---------------------------------------------------------------------------

      INVESTMENT--1.1%
                                             Charles Schwab Corp.                           529,075       13,972,871
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    DURABLES--1.1%
      AEROSPACE
                                             United Technologies Corp.                      186,200       13,961,276
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    MANUFACTURING--4.6%
      DIVERSIFIED MANUFACTURING
                                             General Electric Co.                         1,319,550       60,699,300
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    TECHNOLOGY--36.1%
      COMPUTER SOFTWARE--13.4%
                                             AOL Time Warner, Inc.*                         765,350       40,226,796
                                             BEA Systems, Inc.*                             262,800       17,328,375
                                             Brocade Communications Systems, Inc.*          218,400       19,724,250
                                             Check Point Software Technologies Ltd.*        128,600       19,611,500
                                             i2 Technologies, Inc.*                         361,500       18,300,938
                                             Microsoft Corp.*                               741,350       45,268,684
                                             Oracle Corp.*                                  543,160       15,819,535
                                             ---------------------------------------------------------------------------
                                                                                                         176,280,078

      EDP PERIPHERALS--5.2%
                                             EMC Corp.*                                     484,540       36,820,195
                                             Network Appliance, Inc.*                       319,600       17,138,550
                                             VERITAS Software Corp.*                        144,400       13,699,950
                                             ---------------------------------------------------------------------------
                                                                                                          67,658,695

      ELECTRONIC COMPONENTS/
      DISTRIBUTORS--6.8%
                                             Altera Corp.*                                  431,600       13,055,900
                                             Cisco Systems, Inc.*                         1,651,790       61,838,888
                                             Juniper Networks, Inc.*                        132,020       14,084,884
                                             ---------------------------------------------------------------------------
                                                                                                          88,979,672

      ELECTRONIC DATA PROCESSING--2.6%
                                             Sun Microsystems, Inc.*                      1,111,180       33,960,439
                                             ---------------------------------------------------------------------------

      SEMICONDUCTORS--8.1%
                                             Applied Materials, Inc.*                       686,980       34,563,681
                                             Intel Corp.                                    579,860       21,454,820
                                             Linear Technology Corp.                        508,660       31,854,833
                                             Vitesse Semiconductor Corp.*                   262,380       18,645,379
                                             ---------------------------------------------------------------------------
                                                                                                         106,518,713

    The accompanying notes are an integral part of the financial statements.  13

PORTFOLIO OF INVESTMENTS

                                                                                          SHARES          VALUE
------------------------------------------------------------------------------------------------------------------------

    ENERGY--1.7%
      OILFIELD SERVICES/EQUIPMENT
                                             Schlumberger Ltd.                              296,850   $   22,798,080
                                             ---------------------------------------------------------------------------
                                             TOTAL COMMON STOCKS
                                             (Cost $994,333,587)                                       1,240,290,794
                                             ---------------------------------------------------------------------------
                                             TOTAL INVESTMENT PORTFOLIO--100.0%
                                             (Cost $1,065,052,587)(a)                                  1,311,009,794
                                             ---------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

*   Non-income producing security.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

*** Annualized yield at time of purchase; not a coupon rate.

(a) The cost for federal income tax purposes was $1,066,768,727. At January 31, 2001, net unrealized appreciation for all securities based on tax cost was $244,241,067. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $296,198,879 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $51,957,812.

 14 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
as of January 31, 2001
(UNAUDITED)

ASSETS
------------------------------------------------------------------------------
Investments in securities, at value (cost $1,065,052,587)       $1,311,009,794
------------------------------------------------------------------------------
Cash                                                                       993
------------------------------------------------------------------------------
Dividends receivable                                                   175,750
------------------------------------------------------------------------------
Interest receivable                                                      5,587
------------------------------------------------------------------------------
Receivable for Fund shares sold                                      1,399,076
------------------------------------------------------------------------------
TOTAL ASSETS                                                     1,312,591,200
------------------------------------------------------------------------------
LIABILITIES
------------------------------------------------------------------------------
Payable for Fund shares redeemed                                     8,937,822
------------------------------------------------------------------------------
Accrued management fee                                                 728,962
------------------------------------------------------------------------------
Other accrued expenses and payables                                    459,967
------------------------------------------------------------------------------
Total liabilities                                                   10,126,751
------------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $1,302,464,449
------------------------------------------------------------------------------
NET ASSETS
------------------------------------------------------------------------------
Net assets consist of:
------------------------------------------------------------------------------
Accumulated net investment loss                                     (2,598,125)
------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investments          245,957,207
------------------------------------------------------------------------------
Accumulated net realized gain (loss)                               (76,202,715)
------------------------------------------------------------------------------
Paid-in capital                                                  1,135,308,082
------------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $1,302,464,449
------------------------------------------------------------------------------
NET ASSET VALUE
------------------------------------------------------------------------------
CLASS AARP
  Net Asset Value, offering and redemption price per share
  ($11,346,530 / 338,345 outstanding shares of beneficial
  interest, $.01 par value, unlimited number of shares
  authorized)                                                           $33.54
------------------------------------------------------------------------------
CLASS S
  Net Asset Value, offering and redemption price per share
  ($1,212,969,431 / 36,173,465 outstanding shares of
  beneficial interest, $.01 par value, unlimited number of
  shares authorized)                                                    $33.53
------------------------------------------------------------------------------
CLASS A
  Net Asset Value and redemption price per share
  ($77,982,838 / 2,332,938 outstanding shares of beneficial
  interest, $.01 par value, unlimited number of shares
  authorized)                                                           $33.43
------------------------------------------------------------------------------
  Maximum offering price per share (100 / 94.25 of $33.43)              $35.47
------------------------------------------------------------------------------
CLASS B
  Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($148,968 /
  4,459 outstanding shares of beneficial interest, $.01 par
  value, unlimited number of shares authorized)                         $33.41
------------------------------------------------------------------------------
CLASS C
  Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($15,669 / 469 outstanding shares of beneficial interest, $.01 par value,
  unlimited number of shares authorized)                                $33.41
------------------------------------------------------------------------------
CLASS I
  Net Asset Value, offering and redemption price per share
  ($1,013 / 30.293 outstanding shares of beneficial
  interest, $.01 par value, unlimited number of shares
  authorized)                                                           $33.44
------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  15

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
For the six months ended January 31, 2001 (Unaudited)

INVESTMENT INCOME
-----------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $7,798)             $   2,983,456
-----------------------------------------------------------------------------
Interest                                                            2,507,798
-----------------------------------------------------------------------------
Total Income                                                        5,491,254
-----------------------------------------------------------------------------
Expenses:
Management fee                                                      5,067,769
-----------------------------------------------------------------------------
Services to shareholders                                            1,473,234
-----------------------------------------------------------------------------
Administrative fee                                                  1,182,657
-----------------------------------------------------------------------------
Custodian and accounting fees                                          37,943
-----------------------------------------------------------------------------
Administrative services fees                                           89,539
-----------------------------------------------------------------------------
Distribution services fee                                                  42
-----------------------------------------------------------------------------
Auditing                                                               16,785
-----------------------------------------------------------------------------
Legal                                                                  26,178
-----------------------------------------------------------------------------
Trustees' fees and expenses                                            12,547
-----------------------------------------------------------------------------
Reports to shareholders                                                87,796
-----------------------------------------------------------------------------
Registration fees                                                      52,890
-----------------------------------------------------------------------------
Other                                                                  47,883
-----------------------------------------------------------------------------
Total expenses, before expense reductions                           8,095,263
-----------------------------------------------------------------------------
Expense reductions                                                     (5,884)
-----------------------------------------------------------------------------
Total expenses, after expense reductions                            8,089,379
-----------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                       (2,598,125)
-----------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
-----------------------------------------------------------------------------
Net realized gain (loss) from investments:
-----------------------------------------------------------------------------
Investments                                                       (73,802,401)
-----------------------------------------------------------------------------
Foreign currency related transactions                                   3,905
-----------------------------------------------------------------------------
                                                                  (73,798,496)
-----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period
on investments                                                   (219,649,174)
-----------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS                       (293,447,670)
-----------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $(296,045,795)
-----------------------------------------------------------------------------

 16 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                  SIX MONTHS
                                                                    ENDED
                                                                 JANUARY 31,        YEAR ENDED
                                                                     2001            JULY 31,
                                                                 (UNAUDITED)           2000
INCREASE (DECREASE) IN NET ASSETS
------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss)                                    $   (2,598,125)   $   (6,370,248)
------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions                (73,798,496)       40,290,549
------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transactions during the period                                    (219,649,174)      226,687,163
------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                        (296,045,795)      260,607,464
------------------------------------------------------------------------------------------------
Distributions to shareholders from:
Net realized gains:
Class AARP                                                            (288,894)               --
------------------------------------------------------------------------------------------------
Class S                                                            (36,706,149)      (15,765,593)
------------------------------------------------------------------------------------------------
Class A Shares                                                      (2,084,447)         (293,269)
------------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                                          356,120,425       829,542,987
------------------------------------------------------------------------------------------------
Reinvestment of distributions                                       35,602,476        15,736,257
------------------------------------------------------------------------------------------------
Cost of shares redeemed                                           (227,422,333)     (445,853,126)
------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
transactions                                                       164,300,567       399,426,118
------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                 (170,824,718)      643,974,720
------------------------------------------------------------------------------------------------
Net assets at beginning of period                                1,473,289,167       829,314,447
------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD (including accumulated net
investment loss of $2,598,125 at January 31, 2001)              $1,302,464,449    $1,473,289,167
------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  17

FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                                                                    CLASS A (A)
                                                              ------------------------
                                                              2001(C)   2000(D)
Net asset value, beginning of period                          $42.37     33.27
--------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss) (b)                                (.13)     (.29)
--------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
transactions                                                   (7.78)     9.98
--------------------------------------------------------------------------------------
Total from investment operations                               (7.91)     9.69
--------------------------------------------------------------------------------------
Less distributions from:
Net realized gains on investment transactions                  (1.03)     (.59)
--------------------------------------------------------------------------------------
Net asset value, end of period                                $33.43     42.37
--------------------------------------------------------------------------------------
TOTAL RETURN (%)                                              (18.67)**  29.22**
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                            78        58
--------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                 1.44(f)*   1.43(e)*
--------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                  1.44(f)*   1.42(e)*
--------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                       (.68)*    (.74)*
--------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                       75*       56*
--------------------------------------------------------------------------------------

(a) On December 29, 2000, Class R was redesignated as Class A.
(b) Based on monthly average shares outstanding during the period.
(c) For the six months ended January 31, 2001 (Unaudited).
(d) For the period August 2, 1999 (commencement of Class R Shares) to July 31, 2000.
(e) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.37% and 1.37%, respectively (see Notes to Financial Statements).
(f) The ratios of operating expenses include a one-time reduction in reorganization expenses. The ratios before and after the expense reductions were 1.46% and 1.46%, respectively (see Notes to Financial Statements).
 * Annualized
** Not annualized

                                                           CLASS B               CLASS C               CLASS I
                                                     -------------------   -------------------   -------------------
                                                           2001(B)               2001(B)               2000(B)
Net asset value, beginning of period                       $33.00                 33.00                 33.00
------------------------------------------------------------------------   -------------------   -------------------
Income (loss) from investment operations:
Net investment income (loss) (a)                             (.05)                 (.05)                 (.01)
------------------------------------------------------------------------   -------------------   -------------------
Net realized and unrealized gain (loss) on
investment transactions                                       .46                   .46                   .45
------------------------------------------------------------------------   -------------------   -------------------
Total from investment operations                              .41                   .41                   .44
------------------------------------------------------------------------   -------------------   -------------------
Net asset value, end of period                             $33.41                 33.41                 33.44
------------------------------------------------------------------------   -------------------   -------------------
TOTAL RETURN (%)                                             1.24**                1.24**                1.33**
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                         .1                   .02                  .001
------------------------------------------------------------------------   -------------------   -------------------
Ratio of expenses (%)                                        2.08*                 2.05*                  .80*
------------------------------------------------------------------------   -------------------   -------------------
Ratio of net investment income (loss) (%)                   (1.67)*               (1.64)*                (.39)*
------------------------------------------------------------------------   -------------------   -------------------
Portfolio turnover rate (%)                                    75*                   75*                   75*
------------------------------------------------------------------------   -------------------   -------------------

(a) Based on monthly average shares outstanding during the period.
(b) For the period December 29, 2000 (commencement of operations) to January 31, 2001 (Unaudited).
 * Annualized
** Not annualized

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     Scudder Large Company Growth Fund (the "Fund") is a
                             diversified series of the Investment Trust (the
                             "Trust") which is registered under the Investment
                             Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and is organized as a Massachusetts business trust.

                             Beginning August 2, 1999, the Fund offers multiple classes of shares. Existing shares of the Fund were redesignated as Scudder Shares and the Fund commenced offering Class R shares. On October 2, 2000 the Fund commenced offering Class AARP and Scudder Shares were redesignated as Class S. On December 29, 2000 the Fund commenced offering Classes B, C and I shares. In addition on December 29, 2000, Class R shares were redesignated as Class
                             A. The six classes of shares provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Shares of Class AARP are especially designed for members of Class AARP and are not subject to initial or contingent deferred sales charge. Class S shares are not subject to initial or contingent deferred sales charge. After December 29, 2000, Class S shares are generally not available to new investors. Certain detailed information for Class AARP and Class S is provided separately and is available upon request.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services fees, administrative fee and certain other class-specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

                             The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are

NOTES TO FINANCIAL STATEMENTS

                             traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                             Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

                             All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in certain securities sold at a loss. As a result, net investment income (loss) and net realized gain
                             (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

2    PURCHASES AND SALES
     OF SECURITIES           For the six months ended January 31, 2001,
                             purchases and sales of investment securities
                             (excluding short-term investments) aggregated
                             $595,150,087 and $503,573,532, respectively.

--------------------------------------------------------------------------------

3    RELATED PARTIES         As described in Note G, Zurich Scudder Investments,
                             Inc., (formerly Scudder Kemper Investments, Inc.), has initiated a restructuring program for most of its Scudder no-load open-end funds. As part of this reorganization, the Fund adopted a new Investment
                             Management Agreement and entered into an Administrative Agreement. Both of these agreements were effective October 2, 2000. The terms of the newly adopted and the pre-existing agreements are set out below.

                             MANAGEMENT AGREEMENT. Under the Investment
                             Management Agreement (the "Agreement") with Zurich Scudder Investments, Inc., ("ZSI" or the "Advisor"), ZSI directs the investments of the Fund in accordance with its investment objective, policies and restrictions. ZSI determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, ZSI provides certain administrative services in accordance with the Agreement. The Fund has agreed to pay to ZSI a fee equal to an annual rate of 0.70% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

                             Effective October 2, 2000, the Fund, as approved by the Fund's Board of Trustees, adopted a new Investment Management Agreement (the "Management Agreement") with ZSI. The Management Agreement is identical to the pre-existing Agreement, except for the dates of execution and termination and fee rate. The management fee payable under the Management Agreement is equal to an annual rate of 0.70% of the first $1,500,000,000 of the Fund's average daily net assets, 0.65% of the next $500,000,000 of such net assets, and 0.60% of such net assets in excess of $2,000,000,000, computed and accrued daily and payable monthly.

                             Accordingly, for the six months ended January 31, 2001, the fee pursuant to the Agreement and the Management Agreement aggregated $5,067,769, which was equivalent to an annualized effective rate of 0.70% of the Fund's average daily net assets.

                             ADMINISTRATIVE FEE. Effective October 2, 2000, the Fund, as approved by the Fund's Board of Trustees, adopted an Administrative Agreement (the "Administrative Agreement") with ZSI. Under the Administrative Agreement, ZSI provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by ZSI under its Management Agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the "Administrative Fee"). The Administrative fee for Class AARP, Class S and Class A, for the period October 2, 2000 through January 31, 2001, was equal to an annualized effective rate of 0.30%, 0.30% and 0.30%, respectively, of average daily net assets, computed and accrued daily and payable monthly. The Administrative fee for Class B, Class C and Class I, for the period December 29, 2000 through January 31, 2001 was equal to an annualized effective rate of 0.375%, 0.35% and 0.10%, respectively, of average daily net assets, computed and accrued daily and payable monthly. As of the effective date of the Administrative Agreement, each service provider will continue to provide the

NOTES TO FINANCIAL STATEMENTS

                             services that it currently provides to the Fund (i.e., fund accounting, shareholder services, custody, audit and legal), under the current arrangements, except that ZSI will pay these entities for the provision of their services to the

                             Fund and will pay most other Fund expenses, including insurance, registration, printing and postage fees. Certain expenses of the Fund will not be borne by ZSI under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the period October 2, 2000 through January 31, 2001, the Administrative Agreement expense charged to the Fund amounted to $1,365,752, of which $316,055 is unpaid at January 31, 2001. In addition, a one-time reduction of certain costs incurred in connection with reorganization amounting to $168,300 and $14,795 on Class S and Class A, respectively, is included in the Administrative fee on the Statement of Operations.

                             SHAREHOLDER SERVICES FEES. Kemper Service Company ("KSC"), an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund's Class R Shares. Prior to October 2, 2000 the amount charged to the Class R Shares at the Fund by KSC aggregated $42,333, all of which is paid at January 31, 2001. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, dividend-paying and shareholder service agent for Class S shares of the Fund. Prior to October 2, 2000, the amount charged to the Class S shares of the Fund by SSC aggregated $247,743, all of which is paid at January 31, 2001.

                             Scudder Trust Company ("STC"), a subsidiary of the Advisor, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. Prior to October 2, 2000, the amount charged to the Fund by STC aggregated $663,085, all of which is paid at January 31, 2001.

                             Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Advisor, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Prior to October 2, 2000, the amount charged to the Fund by SFAC aggregated $29,090, all of which is paid at January 31, 2001.

                             The Class S shares of the Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Advisor, the Portfolios, the Underlying Funds, SSC, SFAC, STC and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Class S Shares of the Underlying Funds based on each Underlying Funds' proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to such Class S Shares of the Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Scudder class of the Underlying Funds. Prior to October 2, 2000, the Special Servicing Agreement expense charged to the Fund amounted to $77,406.

                             Effective October 2, 2000, the above fees will be paid by the Advisor in accordance with the Administrative Agreement.

NOTES TO FINANCIAL STATEMENTS

                             DISTRIBUTION SERVICE AGREEMENT. In accordance with Rule 12b-1 under the 1940 Act, Kemper Distributors, Inc. ("KDI"), a subsidiary of the Advisor, receives a fee of 0.75% of average daily net assets of Classes B and C. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the period December 29, 2000 (commencement of operations) through January 31, 2001, the Distribution Fees are as follows:

                                                                                                         UNPAID AT
                                                                                             TOTAL      JANUARY 31,
                                                        DISTRIBUTION FEE                   AGGREGATED      2001
                                       --------------------------------------------------  ----------   -----------
                                       Class B                                                $34           $34
                                       Class C                                                  8             8
                                                                                              ---           ---
                                                                                              $42           $42
                                                                                              ===           ===

                             UNDERWRITING AGREEMENT AND CONTINGENT DEFERRED SALES CHARGE. KDI is the principal underwriter for Classes A, B and C. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended January 31, 2001 aggregated $1,586, of which none was paid to other firms.

                             In addition, KDI receives any contingent deferred sales charge (CDSC) from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. Contingent deferred sales charges are based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the period December 29, 2000 (commencement of sale of Class B and Class C) to January 31, 2001, there were no CDSC for Class B and Class C.

                             ADMINISTRATIVE SERVICES FEES. Kemper Distributors, Inc. ("KDI"), an affiliate of the Advisor, provides information and administrative services to Classes A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for the class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of shareholder accounts the firms service. For the six months ended January 31, 2001, the Administrative Services Fees were as follows:

                                                                                                         UNPAID AT
                                                                                             TOTAL      JANUARY 31,
                                                  ADMINISTRATIVE SERVICES FEES             AGGREGATED      2001
                                       --------------------------------------------------  ----------   -----------
                                       Class A                                              $89,525       $59,728
                                       Class B                                                   11            11
                                       Class C                                                    3             3
                                                                                            -------       -------
                                                                                            $89,539       $59,742
                                                                                            =======       =======

                             TRUSTEES' FEES AND EXPENSES. The Trust pays each of its Trustees not affiliated with the Advisor an annual retainer plus specified amounts for attended board and committee meetings. For the six months ended January 31, 2001, Trustees' fees and expenses for the Trust aggregated $12,547.

                             OTHER RELATED PARTIES. AARP through its affiliates, monitors and approves the AARP Investment Program from ZSI. Effective October 2, 2000, the Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000

NOTES TO FINANCIAL STATEMENTS

                             of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

--------------------------------------------------------------------------------

4    EXPENSE OFF-SET
     ARRANGEMENTS            The Fund has entered into arrangements with its
                             custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the six months ended January 31, 2001, the Fund's custodian fees were reduced by $5,288. Prior to October 2, 2000, transfer agent fees were reduced by $596.

                             Effective October 2, 2000, transfer agent credits will no longer be used to reduce Fund expenses.

--------------------------------------------------------------------------------

5    CAPITAL SHARE
     TRANSACTIONS            The following table summarize the activity in
                             capital shares of the Fund:

                                                                                            SIX MONTHS ENDED
                                                                                            JANUARY 31, 2001
                                                                                     ------------------------------
                                                                                       SHARES            DOLLARS
                                       SHARES SOLD
                                       ----------------------------------------------------------------------------
                                        Class AARP*                                     572,702       $  21,546,408
                                       ----------------------------------------------------------------------------
                                        Class S**                                     7,560,811         292,641,698
                                       ----------------------------------------------------------------------------
                                        Class A***                                    1,101,416          41,768,229
                                       ----------------------------------------------------------------------------
                                        Class B****                                       4,463             147,193
                                       ----------------------------------------------------------------------------
                                        Class C****                                         469              15,827
                                       ----------------------------------------------------------------------------
                                        Class I****                                          30               1,000
                                       ----------------------------------------------------------------------------
                                                                                                      $ 356,120,425
                                       ----------------------------------------------------------------------------
                                       SHARES ISSUED TO SHAREHOLDERS IN REINVESTMENT OF DISTRIBUTIONS
                                       ----------------------------------------------------------------------------
                                        Class AARP*                                       8,204       $     274,910
                                       ----------------------------------------------------------------------------
                                        Class S**                                       991,838          33,246,484
                                       ----------------------------------------------------------------------------
                                        Class A***                                       62,289           2,081,081
                                       ----------------------------------------------------------------------------
                                                                                                      $  35,602,475
                                       ----------------------------------------------------------------------------
                                       SHARES REDEEMED
                                       ----------------------------------------------------------------------------
                                        Class AARP*                                    (242,561)      $  (9,228,319)
                                       ----------------------------------------------------------------------------
                                        Class S**                                    (5,716,287)       (210,664,978)
                                       ----------------------------------------------------------------------------
                                        Class A***                                     (194,818)         (7,528,885)
                                       ----------------------------------------------------------------------------
                                        Class B****                                          (4)               (151)
                                       ----------------------------------------------------------------------------
                                        Class C****                                          --                  --
                                       ----------------------------------------------------------------------------
                                        Class I****                                          --                  --
                                       ----------------------------------------------------------------------------
                                                                                                      $(227,422,333)
                                       ----------------------------------------------------------------------------
                                       NET INCREASE (DECREASE)
                                       ----------------------------------------------------------------------------
                                        Class AARP*                                     338,345       $  12,592,999
                                       ----------------------------------------------------------------------------
                                        Class S**                                     2,836,362         115,223,204
                                       ----------------------------------------------------------------------------
                                        Class A***                                      968,887          36,320,495
                                       ----------------------------------------------------------------------------
                                        Class B****                                       4,461             147,042
                                       ----------------------------------------------------------------------------
                                        Class C****                                         469              15,827
                                       ----------------------------------------------------------------------------
                                        Class I****                                          30               1,000
                                       ----------------------------------------------------------------------------
                                                                                                      $ 164,300,567
                                       ----------------------------------------------------------------------------

                                * For the period from October 2, 2000
                                  (commencement of sales of Class AARP) to January 31, 2001.
                               ** On October 2, 2000, Scudder shares of the Fund
                                  were redesignated as Class S.
                              *** On December 29, 2000, Class R shares of the
                                  Fund were redesignated as Class A.
                             **** For the period from December 29, 2000
                                  (commencement of sales of Class B, Class C and Class I) to January 31, 2001.

NOTES TO FINANCIAL STATEMENTS

                                                                                              YEAR ENDED
                                                                                             JULY 31, 2000
                                                                                    -------------------------------
                                                                                      SHARES             DOLLARS
                                       SHARES SOLD
                                       ----------------------------------------------------------------------------
                                        Scudder Shares*                              18,548,987       $ 752,070,116
                                       ----------------------------------------------------------------------------
                                        Class R Shares**                              1,945,668          77,472,871
                                       ----------------------------------------------------------------------------
                                                                                                      $ 829,542,987
                                       ----------------------------------------------------------------------------
                                       SHARES ISSUED TO SHAREHOLDERS IN REINVESTMENT OF DISTRIBUTIONS
                                       ----------------------------------------------------------------------------
                                        Scudder Shares*                                 384,247       $  15,443,016
                                       ----------------------------------------------------------------------------
                                        Class R Shares**                                  7,304             293,241
                                       ----------------------------------------------------------------------------
                                                                                                      $  15,736,257
                                       ----------------------------------------------------------------------------
                                       SHARES REDEEMED
                                       ----------------------------------------------------------------------------
                                        Scudder Shares*                             (10,459,812)      $(421,748,505)
                                       ----------------------------------------------------------------------------
                                        Class R Shares**                               (588,921)        (24,104,621)
                                       ----------------------------------------------------------------------------
                                                                                                      $(445,853,126)
                                       ----------------------------------------------------------------------------
                                       NET INCREASE (DECREASE)
                                       ----------------------------------------------------------------------------
                                        Scudder Shares*                               8,473,422       $ 345,764,627
                                       ----------------------------------------------------------------------------
                                        Class R Shares**                              1,364,051          53,661,491
                                       ----------------------------------------------------------------------------
                                                                                                      $ 399,426,118
                                       ----------------------------------------------------------------------------

                              * On October 2, 1999, existing shares of the Fund
                                were redesignated as Class S.

                             ** For the period August 2, 1999 (commencement of
                                sales of Class R Shares) to July 31, 2000.

--------------------------------------------------------------------------------

6    LINE OF CREDIT          The Fund and several affiliated Funds (the
                             "Participants") share in a $1 billion revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The
                             Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

--------------------------------------------------------------------------------

7    REORGANIZATION          In early 2000, ZSI initiated a restructuring
                             program for most of its Scudder no-load open-end funds in response to changing industry conditions and investor needs. The program proposed to streamline the management and operations of most of the no-load open-end funds ZSI advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the creation of one Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative are being borne jointly by ZSI and certain of the affected funds.

NOTES

NOTES

TRUSTEES&OFFICERS


TRUSTEES                          OFFICERS

HENRY P. BECTON, JR.              THOMAS V. BRUNS                   CAROLINE PEARSON
Trustee                           Vice President                    Assistant Secretary

LINDA C. COUGHLIN                 JAMES M. EYSENBACH                KATHLEEN T. MILLARD
Trustee, Chairperson              Vice President                    Vice President
& President
                                  WILLIAM F. GLAVIN                 VALERIE F. MALTER
DAWN-MARIE DRISCOLL               Vice President                    Vice President
Trustee
                                  JAMES E. MASUR                    WILLIAM F. GADSDEN
EDGAR R. FIEDLER                  Vice President                    Vice President
Trustee
                                  JOHN MILLETTE
KEITH FOX                         Vice President & Secretary
Trustee
                                  KATHRYN L. QUIRK
JOAN E. SPERO                     Vice President &
Trustee                           Assistant Secretary

JEAN GLEASON STROMBERG            HOWARD SCHNEIDER
Trustee                           Vice President

JEAN C. TEMPEL                    JOHN R. HEBBLE
Trustee                           Treasurer

STEVEN ZALEZNICK                  BRENDA LYONS
Trustee                           Assistant Treasurer

 .............................................................................................
LEGAL COUNSEL                         DECHERT
                                      Ten Post Office Square South
                                      Boston, MA 02109
 .............................................................................................
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 219557
                                      Kansas City, MO 64121
 .............................................................................................
CUSTODIAN AND                         STATE STREET BANK AND TRUST COMPANY
TRANSFER AGENT                        225 Franklin Street
                                      Boston, MA 02109
 .............................................................................................
INDEPENDENT AUDITORS                  PRICEWATERHOUSECOOPERS LLP
                                      160 Federal Street
                                      Boston, MA 03110
 .............................................................................................
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza Chicago, IL 60606
                                      www.kemper.com

LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

[SCUDDER INVESTMENTS LOGO]
Printed on recycled paper in the U.S.A.
This report is not to be distributed
unless preceded or accompanied by a
Scudder Large Company Growth Fund Prospectus.
SLCGF-3 (3/30/01) 9986